UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a)

of the Securities Exchange Act of 1934

(Amendment No.     )

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ECOLOGY AND ENVIRONMENT, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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ECOLOGY AND ENVIRONMENT, INC.

368 Pleasant View Drive

Lancaster, NY 14086

January 21, 2016

To Our Shareholders:

On behalf of the Board of Directors, we cordially invite you to attend the 45th Annual Meeting of the Shareholders of Ecology and Environment, Inc. (the “Company”). The Annual Meeting will be held at Samuel’s Grande Manor, 8750 Main Street, Williamsville, New York, on Thursday, February 25, 2016 at 9:00 a.m. The Formal Notice of Annual Meeting appears on the next page.

The attached Proxy Statement describes the matters that we expect to act upon at the Annual Meeting. The Board of Directors of the Company recommends a vote “FOR” the election of the nominated Directors, a vote “FOR” the amendment and restatement of the Company’s amended By-Laws, a vote “FOR” the amendment to the Company’s Restated Certificate of Incorporation and a vote “FOR” the one (1) advisory vote as to the Compensation of our Named Executive Officers (“Executive Compensation”). It is important that your views be represented whether or not you are able to be present at the meeting.

We are gratified by your interest in Ecology and Environment, Inc. and urge you to vote your shares either in person or by proxy as soon as possible.

Sincerely,

FRANK B. SILVESTRO

Chairman of the Board

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON FEBRUARY 25, 2016:

This Proxy Statement and the Company’s 2015 Annual Report to Shareholders are also available at http://www.proxydocs.com/EEI.

ECOLOGY AND ENVIRONMENT, INC.

368 Pleasant View Drive

Lancaster, NY 14086

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

Date of Meeting:	February 25, 2016
Time:	9:00 a.m.
Place:	Samuel’s Grande Manor
8750 Main Street
Williamsville, New York 14221

Purposes of Annual Meeting are:

1. To elect the Board of Directors.

2. To hold a vote for the amendment and restatement to the Company’s amended By-Laws.

3. To hold a vote for the amendment to the Company’s Restated Certificate of Incorporation.

4. To hold an advisory vote to approve Named Executive Officer compensation.

5. To act on such other matters as may properly come before the meeting.

Only Shareholders of record at the close of business on January 14, 2016 will be entitled to vote at the Annual Meeting. To grant a proxy to vote your shares, you may complete and return the enclosed Proxy card. You may also cast your vote in person at the Annual Meeting. Please vote promptly whether or not you expect to attend the Annual Meeting.

A copy of our Annual Report to Shareholders is enclosed for your reference.

By order of the Board of Directors,

RONALD L. FRANK,

Secretary

Lancaster, New York

January 21, 2016

ECOLOGY AND ENVIRONMENT, INC.

368 Pleasant View Drive

Lancaster, New York 14086

PROXY STATEMENT

Dated January 21, 2016

For the Annual Meeting of Shareholders

to be Held February 25, 2016

GENERAL INFORMATION

This Proxy Statement is furnished to the shareholders of Ecology and Environment, Inc., a New York corporation (the “Company” or “E&E”), in connection with the solicitation of proxies for use at the Annual Meeting of Shareholders (the “Annual Meeting”) to be held at Samuel’s Grande Manor, 8750 Main Street, Williamsville, New York at 9:00 a.m., Eastern Standard Time, on Thursday, February 25, 2016 and at any adjournments thereof. The enclosed proxy is being solicited by the Board of Directors of the Company.

If a proxy in the accompanying form is duly executed and returned, the shares represented thereby will be voted and, where a specification is made by the shareholder as provided therein, will be voted in accordance with such specification. A shareholder giving the enclosed proxy has the power to revoke it at any time before it is exercised by giving written notice to the Company bearing a later date than the proxy, by the execution and delivery to the Company of a subsequently dated proxy, or by voting in person at the Annual Meeting. Any shareholder may vote in person at the Annual Meeting, whether or not he or she has previously given a proxy.

This Proxy Statement and the enclosed proxy are first mailed to shareholders on or about January 21, 2016.

VOTING SECURITIES AND PRINCIPAL HOLDERS THEREOF

Only holders of shares of Class A Common Stock and Class B Common Stock of record at the close of business on January 14, 2016 will be entitled to notice of and to vote at the meeting and at all adjournments thereof. At the close of business on January 14, 2016, the Company had issued and outstanding             shares of Class A Common Stock and             shares of Class B Common Stock. At the meeting, the holders of Class A Common Stock will be entitled, as a class, to elect two Directors (the “Class A Directors”) and the holders of Class B Common Stock will be entitled, as a class, to elect the remaining five Directors (the “Class B Directors”).

Except for the election of Directors and except for class votes as required by law, holders of both classes of Common Stock vote or consent as a single class on all matters, with each share of Class A Common Stock having one-tenth vote per share and each share of Class B Common Stock having one vote per share.

Shares of Class A Common Stock represented by the proxies in the form enclosed, properly executed, will be voted in the manner designated. Shares of Class B Common Stock represented by the proxies in the form enclosed, properly executed, will be voted in the manner designated. The proxy given by the enclosed proxy card may be revoked at any time before it is voted by delivering to the Secretary of the Company a written revocation or a duly executed proxy bearing a later date or by attending the Annual Meeting and voting in person.

Only holders of record of Common Stock at the close of business on January 14, 2016 will be entitled to notice of and a vote at the Annual Meeting. One-third of such shares, present in person or represented by proxy, shall constitute a quorum for the transaction of business at the Annual Meeting. Broker non-votes will not be counted as being present or represented at the meeting for purposes of establishing a quorum.

Under the Company’s by-laws and the laws of the State of New York, directors of each class are elected by a plurality of the votes cast by that class in the election. Any other matters to be considered as set forth in the Notice for the Annual Meeting are to be decided by the vote of the holders of a majority of the votes represented by the shares present in person or represented by proxy at the Annual Meeting, except as hereafter noted. With regard to the election of directors, votes may be cast in favor or withheld; votes that are withheld will be excluded entirely from the vote and will have no effect. Accordingly, abstentions will not affect the outcome of the election.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

The following table sets forth, as of December 31, 2015, the number of outstanding shares of Class A Common Stock and Class B Common Stock of the Company beneficially owned by each person known by the Company to be the beneficial owner of more than 5 percent of the then outstanding shares of Common Stock.

	Class A Common Stock		Class B Common Stock
Name and Address (1)	Nature and Amount of Beneficial Ownership (2)(3)	Percent of Class as Adjusted (3)	Nature and Amount of Beneficial Ownership (2)(3)	Percent of Class
Frank B. Silvestro*	297,052	9.1%	292,052	22.4%
Ronald L. Frank*	214,045	6.8%	187,234	14.3%
Gerald A. Strobel*	219,604	6.9%	219,604	16.8%
Gerhard J. Neumaier Testamentary Trust U/A Fourth	97,039	3.2%	97,039	7.4%
Kirsten Shelly	115,558	3.7%	115,558	8.9%
Franklin Resources, Inc. (4)	576,000	19.3%	—	—
Edward W. Wedbush (5)	363,673	13.7%	—	—
Mill Road Capital II LP (6)	431,475	14.5%	—	—

*	See Footnotes in the “Security Ownership of Management” table.

(1)	The address for the Gerhard J. Neumaier Testamentary Trust U/A Fourth is 248 Mill Road, East Aurora, New York 14052. The address for Kirsten Shelly is 12 Running Brook Drive, Lancaster, New York 14086. The address for Frank B. Silvestro, Ronald L. Frank and Gerald A. Strobel is c/o Ecology and Environment, Inc., 368 Pleasant View Drive, Lancaster, New York 14086, unless otherwise indicated. The address for Edward W. Wedbush is P.O. Box 30014, Los Angeles, CA 90030-0014. The address for Franklin Resources, Inc. is One Franklin Parkway, San Mateo, CA 94403-1906. The address for Mill Road Capital LP II is 382 Greenwich Avenue, Suite One, Greenwich, Connecticut 06830.

(2)	Each named individual or corporation is deemed to be the beneficial owners of shares that may be acquired within 60 days through the exercise of exchange or conversion rights. The number of shares of Class A Common Stock shown in the table include shares of Class B Common Stock that may be converted at any time by each holder to Class A Common Stock.

(3)	There are shares of Class A Common Stock issued and outstanding and shares of Class B Common Stock issued and outstanding as of December 31, 2015. For each named individual, the percentage in the “Class A Common Stock, Percent of Class as Adjusted” column is based upon the total shares of Class A Common Stock outstanding, plus shares of Class B Common Stock that may be converted at any time by that holder to Class A Common Stock on a per person basis. The shares of Class B Common Stock assumed to be converted to Class A Common Stock for any named individual are not included in the calculation of the percentage of Class A Common Stock beneficially owned by any other named individual.

(4)	Includes shares owned by subsidiaries and affiliates of Franklin Resources, Inc. based upon a Schedule 13-G filed on February 7, 2012.

(5)	Includes shares owned by subsidiaries and affiliates of Edward W. Wedbush based upon a Schedule 13-G filed on February 15, 2013.

(6)	Includes shares owned by subsidiaries and affiliates of Mill Road Capital II LP based upon a Schedule 13-G filed on July 23, 2015.

SECURITY OWNERSHIP OF MANAGEMENT

The following table sets forth certain information regarding the beneficial ownership of the Company’s Class A Common Stock and Class B Common Stock as of December 31, 2015, by (i) each Director of the Company and (ii) all Directors and officers of the Company as a group.

	Class A Common Stock		Class B Common Stock
Name (1)	Nature and Amount of Beneficial Ownership (2)(3)	Percent of Class as Adjusted (4)	Nature and Amount of Beneficial Ownership (2)(3)	Percent of Class
Frank B. Silvestro (8)	297,052	9.1%	292,052	22.4%
Ronald L. Frank (5)(8)	214,045	6.8%	187,234	14.3%
Gerald A. Strobel (6)(8)	219,604	6.9%	219,604	16.8%
Gerard A. Gallagher, Jr.	59,606	2.0%	59,265	4.5%
Michael C. Gross (7)	25,199	*	23,449	1.8%
Michael R. Cellino, M.D.	3,070	*	—	—
Michael S. Betrus	2,833	*	—	—
Directors and Officers Group (12 Individuals)	899,712	23.8%	793,824	48.7%

*	Less than 1.0%

(1)	The address of each of the above shareholders is c/o Ecology and Environment, Inc., 368 Pleasant View Drive, Lancaster, New York 14086.

(2)	Pursuant to Rule 13d-3 under the Securities Exchange Act of 1934, as amended, beneficial ownership of a security consists of sole or shared voting power (including the power to vote or direct the vote) or sole or shared investment power (including the power to dispose or direct the disposition) with respect to a security whether through any contract, arrangement, understanding, relationship or otherwise. Unless otherwise indicated, the shareholders identified in this table have sole voting and investment power of the shares beneficially owned by them.

(3)	Each named individual and all Directors and officers as a group are deemed to be the beneficial owners of shares that may be acquired within 60 days through the exercise of exchange or conversion rights. For the Directors and Officers Group, the number of shares of Class A Common Stock shown in the table includes 793,824 shares of Class B Common Stock that may be converted at any time by their holders to Class A Common Stock.

(4)	There are shares of Class A Common Stock issued and outstanding and shares of Class B Common Stock issued and outstanding as of December 31, 2015. For each named individual, the percentage in the “Class A Common Stock, Percent of Class as Adjusted” column is based upon the total shares of Class A Common Stock outstanding, plus shares of Class B Common Stock that may be converted at any time by that holder to Class A Common Stock on a per person basis. The shares of Class B Common Stock assumed to be converted to Class A Common Stock for any named individual are not included in the calculation of the percentage of Class A Common Stock beneficially owned by any other named individual.

(5)	Includes 7,640 shares of Class A Common Stock owned by Mr. Frank’s individual retirement account and 6,265 shares of Class A Common Stock owned by Mr. Frank’s 401(k) plan account.

(6)	Includes 704 shares of Class B Common Stock held in equal amounts by Mr. Strobel as custodian for two of his children, as to which he disclaims beneficial ownership. Does not include any shares of Class B Common Stock held by a trust created by one of his children, for which Mr. Strobel serves as Trustee.

(7)	Mr. Gross is one of three co-trustees of two inter vivos trusts established by his parents for their benefit that own these shares of Class B Common Stock and is a one-third contingent remainder beneficiary of both trusts’ assets, which include an aggregate total of 70,348 such shares, of which he disclaims beneficial interest in 46,899 of those shares.

(8)	Subject to the terms of the Restrictive Agreement. See “Security Ownership of Certain Beneficial Owners-Restrictive Agreement.”

Restrictive Agreement

Messrs. Gerhard J. Neumaier (deceased), Frank B. Silvestro, Ronald L. Frank, and Gerald A. Strobel entered into a Stockholders’ Agreement dated May 12, 1970, as amended January 24, 2011, which governs the sale of certain shares of Ecology and Environment, Inc. common stock (now classified as Class B Common Stock) owned by them, certain children of those individuals and any such shares subsequently transferred to their spouses and/or children outright or in trust for their benefit upon the demise of a signatory to the Agreement (“Permitted Transferees”). The Agreement provides that prior to accepting a bona fide offer to purchase some or all of their shares of Class B Common Stock governed by the Agreement, that the selling party must first allow the other signatories to the Agreement (not including any Permitted Transferee) the opportunity to acquire on a pro rata basis, with right of over-allotment, all of such shares covered by the offer on the same terms and conditions proposed by the offer.

EXECUTIVE COMPENSATION

The Company’s Board of Directors, acting as a Compensation Committee of the whole, is responsible for overseeing all of the executive compensation and equity plans and programs to ensure that its officers and senior staff are compensated in a manner that is consistent with its competitively based annual and long term performance goals.

The Board of Directors is responsible for establishing and approving our policies governing the compensation of our executive officers. We provide what we believe is a competitive total compensation package to our executive team through a combination of base salary, cash bonuses, equity plans (for Company Officers other than its Executive Vice Presidents), and other broad-based benefit programs. Our compensation philosophy, policies, and practices with respect to all of the Company’s officers, including the CEO and our two most highly compensated officers as of July 31, 2015, is described below.

Objectives and Philosophy of Our Executive Compensation Program

Our primary objectives with respect to executive compensation are to:

•	attract, retain, and motivate talented executives by offering executive compensation that is competitive with our peer group;

•

promote the achievement of key financial and strategic performance measures by linking short- and long-term cash and equity incentives to the achievement of measurable corporate and, in come cases, individual performance goals; and

•	align the incentives of our executives with the creation of value for our shareholders.

We compete with many other companies for executive personnel. Accordingly, our Board of Directors will generally target overall compensation for executives to be competitive with that of the Company’s peer group. Variations to this targeted compensation may occur depending on the experience level of the individual and market factors, such as the demand for executives with similar skills and experience.

Our executive compensation program ties a substantial portion of each executive’s overall compensation to key strategic, financial, and operational goals such as our financial and operational performance, the growth of our customer base, new development initiatives, and the establishment and maintenance of key strategic relationships.

Components of Our Executive Compensation Program

The primary elements of our executive compensation program are:

•	base salary;

•	cash incentive bonuses;

•	equity incentive awards;

•	termination benefits upon termination without cause; and

•	insurance and other employee benefits and compensation.

We do not have any formal or informal policy or target for allocating compensation between long-term and short-term compensation, between cash and non-cash compensation or among the different forms of non-cash compensation. Instead, our Board establishes these allocations for each executive officer on an annual basis. The Board of Directors establishes cash compensation targets based primarily upon informal benchmarking data, such as comparing the compensation of our executives to companies in our company’s peer group, as well as the performance of our company as a whole and of the individual executive and executive team as a whole. Our Board establishes non-cash compensation based upon this informal benchmarking data, the performance of our company as a whole and of the individual executive and executive team as a whole, the executives’ equity ownership percentage and the amount of their equity ownership that is vested equity.

The following table provides a summary of the annual and long-term compensation for services in all capacities to the Company for the fiscal years ended July 31, 2015 and 2014 of those persons who were at July 31, 2015: (i) the Chief Executive Officer and (ii) the two other most highly compensated executive officers with annual salary and bonus for the fiscal year ended July 31, 2015 in excess of $100,000. In this report, the four persons named in the table below are referred to as the “Named Executives”.

SUMMARY COMPENSATION TABLE

Name and Principal Position	Fiscal Year	Salary	Bonus (1)	Stock Awards (2)	Option Awards	Non-Equity Incentive Plan Compensation	Nonqualified Deferred Compensation Earnings	All Other Compensation (3)	Total
Gerard A. Gallagher III (4)	2015	$234,961	$100,000	$18,533	—	—	—	$9,702	$363,196
CEO and President	2014	$200,325	—	$15,995	—	—	—	$10,515	$226,835

Gerald A. Strobel (4)	2015	$352,601	$60,000	—	—	—	—	$10,730	$423,331
Former CEO and Executive	2014	$356,950	—	—	—	—	—	$13,429	$370,379
Vice President and Current Director

Frank B. Silvestro	2015	$356,601	$100,000	—	—	—	—	$10,466	$467,067
Executive Vice President	2014	$356,950	—	—	—	—	—	$13,165	$370,115
and Chairman of the Board

Ronald L. Frank	2015	$213,960	$60,000	—	—	—	—	$8,822	$282,782
Executive Vice President	2014	$214,109	—	—	—	—	—	$13,113	$227,222
and Director

(1)	Amounts earned for bonus compensation are determined by the Board of Directors.

(2)	As of July 31, 2015, there were no outstanding restricted stock awards issued to Gerard A. Gallagher III pursuant to the Company’s Stock Award Plan.

(3)	Represents group term life insurance premiums and contributions made by the Company to its Defined Contribution Plan on behalf of each of the Named Executives.

(4)	The Board of Directors appointed Gerald A. Strobel as the Company’s CEO effective in August 2013. Mr. Strobel retired from his roles as CEO and Executive Vice President effective March 6, 2015. Gerard A. Gallagher III was appointed as the Company’s CEO effective March 7, 2015. Mr. Gallagher was previously appointed as the Company’s President in January 2014.

Compensation Pursuant to Plans

Defined Contribution Plan

The Company maintains a Defined Contribution Plan (the “DC Plan”) which is qualified under the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”) pursuant to which the Company contributes an amount not in excess of 15% of the aggregate compensation of all employees who participate in the DC Plan. All employees, including the executive officers identified under “Executive Compensation”, are eligible to participate in the plan, provided that they have attained age 21 and completed one year of employment with at least 1,000 hours of service. The amounts contributed to the plan by the Company are allocated to participants based on a ratio of each participant’s points to total points of all participants determined as follows: one point per $1,000 of compensation plus two points per year of service completed prior to August 1, 1979, and one point for each year of service completed after August 1, 1979.

Stock Award Plans

EEI adopted the 1998 Stock Award Plan effective March 16, 1998 (the “1998 Award Plan”). The following supplemental plans were adopted subsequent to adoption of the 1998 Award Plan:

•	The 2003 Stock Award Plan (the “2003 Award Plan”), which was adopted by the Board of Directors in October 2004, approved by shareholders in January 2004, and terminated in October 2008;

•	The 2007 Stock Award Plan (the “2007 Award Plan”), which was adopted by the Board of Directors in October 2007, approved by shareholders in January 2008, and terminated in October 2012; and

•	The 2011 Stock Award Plan (the “2011 Award Plan”), which was adopted by the Board of Directors in October 2011, approved by shareholders in January 2012, and will terminate in October 2016.

The 1998 Award Plan and all supplemental plans are collectively referred to as the “Award Plan”. The Award Plan permits grants of the award for a period of five (5) years from the date of adoption by the Board of Directors. The Award Plan is not a qualified plan under Section 401(a) of the Internal Revenue Code.

Under the Award Plan key employees (including officers) of the Company or any of its present or future subsidiaries may be designated to receive awards of Class A common stock of the Company as a bonus for services rendered to the Company or its subsidiaries, without payment therefore, based upon the fair market value of the common stock at the time of the award. The Award Plan authorizes the Company’s Board of Directors to determine for what period of time and under what circumstances the awards can be forfeited.

Outstanding Equity Awards

As of July 31, 2015, awards for a total of 16,387 shares of Class A Common Stock have been granted and remain subject to vesting under the 2011 Plan.

Director Compensation

Compensation earned by each non-employee director for his services during fiscal year 2015 is summarized in the following table.

Name	Fees Earned or Paid in Cash	Stock Awards	Option Awards	Non-Equity Incentive Plan Compensation Earnings	Nonqualified Deferred Compensation Earnings	All Other Compensation (1)	Total
Gerard A. Gallagher, Jr.	$36,611	—	—	—	—	$34,755	$71,366
Michael C. Gross	$36,611	—	—	—	—	—	$36,611
Ross M. Cellino (2)	$18,306	—	—	—	—	—	$18,306
Michael R. Cellino, M.D. (2)	$18,305	—	—	—	—	—	$18,305
Michael S. Betrus	$36,611	—	—	—	—	—	$36,611

(1)	Other is the value paid under a consulting fee arrangement.

(2)	Mr. Ross M. Cellino resigned as a Director effective January 1, 2015. Dr. Michael R. Cellino was appointed as a Director effective January 1, 2015.

With the exception of Gerard A. Gallagher, Jr., each Director who is not an employee of the Company was compensated with an annual director fee of $36,611, which was paid quarterly. Mr. Gallagher is paid $5,947.17 per month for services as a consultant to the Company and for compensation for serving as a Director of the Company. Other than these fees, there was no other compensation from the Company for serving as a director or for serving as a member or chairman of any other committee of the Board of Directors.

In July, 2015, the Board of Directors increased annual director compensation to $55,000 for Mr. Betrus and $50,000 for Mr. Gross and Mr. Cellino, effective August 1, 2016, in recognition for roles as Chairman and members of the Audit Committee. For fiscal year 2016, compensation will be in the form of cash ($36,611 per annum for each) and stock (valued at $18,389 for Mr. Betrus and $13,389 for Mr. Gross and Dr. Cellino). In September 2015, the Company issued 1,833 shares, 1,350 shares, 1,350 shares of Class A Common Stock to Mr. Betrus, Mr. Gross and Dr. Cellino, respectively. These shares vested immediately upon issuance, subject to certain restrictions regarding transfer of the shares that will expire no later than August 1, 2016.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Securities Exchange Act of 1934 requires the Company’s Executive Officers and Directors, and persons who beneficially own more than ten percent (10%) of the Company’s stock, to file initial reports of ownership and reports of changes in ownership with the Securities and Exchange Commission. Executive Officers, Directors and greater than ten percent (10%) beneficial owners are required by SEC regulations to furnish the Company with copies of all Section 16(a) forms they file.

Based solely on a review of the copies of such forms furnished to the Company and written representations from the Company’s Executive Officers and Directors, the Company believes that during the fiscal year ending July 31, 2015 all Section 16(a) filing requirements applicable to its Executive Officers, Directors and greater than ten percent (10%) beneficial owners were complied with by such persons, except for the following: Ronald L. Frank purchased 1,000 shares of Class A Common Stock on March 18, 2015 but did not file his Form 4 concerning that transaction until March 23, 2015, since Mr. Frank was out of town.

Code of Ethics

The Company has adopted a code of ethics that applies to its principal executive officer, principal financial officer, principal accounting officer and controller, as well as all other employees and the directors of the Company. The code of ethics, which the Company calls its Code of Business Conduct and Ethics, was filed as an exhibit to the Company’s annual report on Form 10-K for the fiscal year ended July 31, 2004 and is posted on the Company’s website at www.ene.com. If the Company makes any substantive amendments to, or grants a waiver (including an implicit waiver) from, a provision of its code of ethics that applies to its principal executive officer, principal financial officer, principal accounting officer or controller, and that relates to any element of the code of ethics definition enumerated in Item 406(b) of Regulation S-K, the Company will disclose the nature of such amendment or waiver in a current report on Form 8-K.

Board of Directors Leadership, Structure and Risk Oversight

The Board of Directors operates under the leadership of the Chairman. There is no prohibition in the Company’s bylaws that precludes the Chairman from also assuming the role of Chief Executive Officer; however, see Proposal 2 concerning the proposed change to the Company’s bylaws. Since August 1, 2008, it has been the Company’s practice to fill the roles of Chairman and Chief Executive Officer with different individuals, except for during times of transition when the same person may fill both roles in an interim capacity while an appropriate candidate is found to assume the vacant position. E&E believes the current leadership structure provides the appropriate balance of oversight, independence, administration and hands-on involvement in activities of the Board of Directors that are required for the efficient conduct of corporate governance activities.

The Company has a standing Audit Committee established in accordance with section 3 (a)58(A) of the Securities Exchange Act of 1934 and the requirements of NASDAQ. The members of the Audit Committee are Messrs. Cellino, Gross and Betrus. The Board of Directors has designated Mr. Betrus as the financial expert serving on its Audit Committee and as its Chairman. Messrs. Cellino, Gross and Betrus are each independent, as that term is used in Item 407 (a) (as to Messrs. Betrus, Gross and Cellino) and 407 (d)(5)(i)(B) (as to just Mr. Betrus) of Regulation S-K and Rule 5605 (a)(2) of the NASDAQ listing standards in that none of them is an employee of the Company, nor is there any family relationship of those three individuals to the Company’s other Directors or any Executive Officer of the Company.

The Board of Directors is responsible for overseeing the Company’s risk profile and management’s processes for managing risk. This oversight is conducted primarily through the Audit Committee. The Audit Committee focuses on financial risks, including those that could arise from accounting and financial reporting processes, as well as review of overall risk function and senior management’s establishment of appropriate systems and processes for managing areas of material risk to the Company, including, but not limited to, operational, financial, legal, regulatory and strategic risks.

The Board of Directors has a standing Pension Review Committee, the principal functions of which are to review changes to retirement plans necessitated by law or regulation and to determine whether retirement plans meet the compensation goals for the Company’s employees as established by the Board of Directors. Messrs. Frank (Chairman), Silvestro, Cellino and Gross serve on the Pension Review Committee.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

Director Gerard A. Gallagher, Jr.’s son, Gerard A. Gallagher, III, previously served as a Senior Vice President and he has served as the President of the Company since January 16, 2014 and was appointed as the Company’s CEO effective March 7, 2015. He received aggregate compensation of $363,196 for his services during fiscal year 2015. The Company believes that his compensation was commensurate with his peers during fiscal year 2015 and that his relationships during the year were reasonable and in the best interest of the Company.

Michael R. Cellino, M.D., Michael S. Betrus, and Michael C. Gross are independent, as that term is used in Item 407(a) of Regulation S-K and Rule 5605(a)(2) of the NASDAQ listing standards, as described in their relevant business experiences set forth in Proposal 1 of this Proxy Statement and in that none of them is an employee of the Company, nor is there any family relationship of those three individuals to the Company’s other four Directors or any Executive Officer of the Company.

INDEPENDENT PUBLIC ACCOUNTANTS

During the fiscal years ended July 31, 2015, 2014 and 2013, Schneider Downs & Co., Inc. (“SD”), an independent registered accounting firm, provided audit and audit related services to the Company. The Audit Committee meets with the Company’s independent registered accounting firm to approve the annual scope of accounting services to be performed, including all audit, audit-related, and non-audit services, and the related fee estimates. The Audit Committee also meets with the Company’s independent registered accounting firm on a quarterly basis, following completion of their quarterly reviews and annual audit before our earnings announcements, to review the results of their work. As appropriate, management and our independent registered accounting firm update the Audit Committee with material changes to any service engagement and related fee estimates as compared to amounts previously approved. Under its charter, the Audit Committee has the authority and responsibility to review and approve, in advance, any audit and proposed permissible non-audit services to be provided to the Company by its independent registered public accounting firm. The aggregate fees billed by SD for these services for fiscal years 2015 and 2014 are summarized in the following table.

	Fiscal Year Ended July 31,
	2015	2014
Audit Fees	$442,747	$401,647
Audit Related Services	45,045	43,993

Grand Total	$487,792	$445,640

Audit Fees

Audit fees include aggregate fees accrued for the following professional services rendered:

•	audit of the annual financial statements included in this Annual Report;

•	reviews of the financial statements included in the Company’s quarterly reports on Form 10-Q; and

•	expenses incurred related to accounting consultation services.

Audit Related Fees

Audit related fees include aggregate fees accrued for services rendered for audits of the Company’s 401(k) and pension plans, and indirect rate audits.

AUDIT COMMITTEE REPORT

The information contained in this report shall not be deemed to be “soliciting material” or “filed” or incorporated by reference in future filings with the SEC, or subject to the liabilities of Section 18 of the Securities Exchange Act of 1934, except to the extent that the Company specifically incorporates it by reference into a document filed under the Securities Act of 1933 or the Securities Exchange Act of 1934.

The Audit Committee has reviewed and discussed the Company’s audited financial statements for fiscal year ending July 31, 2015 with the Company’s Management and Schneider Downs & Co., Inc. The Audit Committee has discussed with Schneider Downs & Co., Inc. the matters required to be discussed by SAS No. 61 (Codification of Statements on Auditing Standards, AU §16), as may be modified or supplemented. The Audit Committee has received the written disclosures and the communications from Schneider Downs & Co., Inc. required by applicable requirements of the Public Company Accounting Oversight Board regarding communications by Schneider Downs & Co., Inc. with the Audit Committee concerning independence and has discussed with Schneider Downs & Co., Inc. their independence from the Company. Based on their review of the materials outlined above, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in the Company’s Annual Report on Form 10-K for the fiscal year ended July 31, 2015 for filing with the Securities and Exchange Commission.

The Audit Committee has considered whether provision of the services described above is compatible with maintaining the independent accountant’s independence and has determined that such services have not adversely affected Schneider Downs & Co., Inc.’s independence.

Respectfully Submitted,

THE AUDIT COMMITTEE

Michael R. Cellino, M.D.

Michael C. Gross

Michael S. Betrus

PROPOSAL 1 — ELECTION OF DIRECTORS

It is intended that proxies solicited by the Board of Directors will, unless otherwise directed, be voted to elect the two nominees for Class A Directors and the five Class B Directors named below. Holders of Class A Common Stock are not entitled to vote on the election of the Class B Director nominees.

Information Concerning Nominees

The nominees proposed for election to the Board of Directors are all presently members of the Board.

The Class A nominees and Class B nominees named herein, if elected as Directors, will hold office until the next succeeding Annual Meeting of Shareholders and until their successors are duly elected and qualified. In the event either nominee for Class A Director becomes unavailable and a vacancy exists, it is intended that the persons named in the proxy may vote for a substitute who will be recommended by the remaining Class A Director. In the event a nominee for Class B Director becomes unavailable and a vacancy exists, it is intended that the persons named in the proxy may vote for a substitute who will be recommended by the remaining Class B Directors.

Class A Nominees:

Nominee	Age	Positions and Offices Held with the Company
Michael R. Cellino, M.D.	62	Class A Director

Michael S. Betrus	63	Class A Director

Class B Nominees:

Nominee	Age	Positions and Offices Held with the Company
Frank B. Silvestro	78	Chairman of the Board, Executive Vice President, and Class B Director

Gerald A. Strobel	75	Chief Executive Officer, Executive Vice President of Technical Services and Class B Director

Ronald L. Frank	77	Executive Vice President of Finance, Secretary, and Class B Director

Gerard A. Gallagher, Jr.	84	Class B Director

Michael C. Gross	55	Class B Director

Each Director is elected to hold office until the next annual meeting of shareholders and until his successor is elected and qualified. Executive officers are elected annually and serve at the discretion of the Board of Directors. The Securities and Exchange Commission’s rules require us to discuss briefly the specific experience, qualifications, attributes or skills that led our Board of Directors to conclude that each Director or nominee for Director shall serve on our Board of Directors. We have provided this discussion in the section below.

Business Experience of Nominees

Mr. Frank B. Silvestro is a founder of the Company and has served as a Vice President and a Director since its inception in 1970. In August 1986, he became Executive Vice President. In August 2013, he was appointed Chairman of the Board of Directors. He also serves on the Pension Review Committee. Mr. Silvestro has a B.A. in physics and an M.A. in biophysics.

Mr. Gerald A. Strobel is a founder of the Company and has served as a Vice President and a Director since its inception in 1970. In August 1986, he became Executive Vice President of Technical Services. Mr. Strobel served as the Company’s Chief Executive Officer from August 2013 through March 2015 when he resigned as an officer and employee of the Company. Mr. Strobel is a registered Professional Engineer in the state of New York, and has a B.S. in civil engineering and a M.S. in sanitary engineering.

Mr. Ronald L. Frank is a founder of the Company and has served as Secretary, Treasurer, Vice President of Finance and a Director since its inception in 1970. In August 1986, he became Executive Vice President of Finance. On January 18, 2008, Mr. Frank resigned his position as Chief Financial Officer and Treasurer of the Company. Mr. Frank continues in his positions as Executive Vice President, Secretary and Director of the Company, and also serves as Chairman of the Pension Review Committee. Mr. Frank has a B.S. in engineering and a M.S. in biophysics.

Messrs. Silvestro, Strobel and Frank each have over forty years of work experience in managing the Company and knowing its customers, that make them uniquely qualified to serve as Directors.

Mr. Gerard A. Gallagher, Jr. joined the Company in 1972, has served as a Director since 1986, and retired from the Company in February 2001 as a Senior Vice President. Mr. Gallagher has a B.S. in physics. Mr. Gallagher’s tenure of over 38 years with the Company, principally in government contracting, provides an important understanding of the Company’s markets that makes him a valuable member of the Board of Directors.

Mr. Michael C. Gross has been a Director of the Company since 2010, and currently serves on the Audit Committee and the Pension Review Committee. Mr. Gross has been employed by New York State Department of Taxation and Finance as an auditor since 1983. He has a B.S. in accounting and is a licensed property and casualty insurance broker. Mr. Gross’ accounting and insurance experience provide valuable experience and perspective to the Board of Directors.

Dr. Michael R. Cellino has been a Director of the Company since January 15, 2015. Dr. Cellino was also appointed to serve on the Company’s Audit Committee. Dr. Cellino is a physician with a license to practice medicine from New York State, is board certified in internal medicine, and has been a shareholder and employee of Buffalo Medical Group, PC (“BMG”), located in Buffalo, New York since 1991. At BMG Dr. Cellino has served in various governance roles, including Corporation Secretary, Chairman of the Governance Committee, Chairman of the Budget and Audit Committee and a Member of the Finance Committee. He currently serves as Chairman of BMG’s Governance Committee and a member of BMG’s Budget and Audit Committee. His experience with oversight related to cost management and budgetary forecasting provides valuable financial perspective and insight to the Board of Directors. Additionally, with over 30 years of experience as a medical doctor, Dr. Cellino also provides valuable experience for oversight and management of the Company’s health and safety policies and practices.

Mr. Michael S. Betrus has been a director of the Company since May 2014, and currently serves as Chairman of the Audit Committee. From 2005 until his retirement in May 2015, Mr. Betrus served as Senior Vice President and Chief Financial Officer of Power Drives, Inc, a manufacturing and industrial distribution company located in Buffalo, New York. He previously served as the Company’s Accounting and Contracts Manager from 1994 to 2005. He has an M.S. in accounting and is a Certified Public Accountant in New York State. Mr. Betrus has been designated as the Audit Committee financial expert. With over 35 years of accounting, financial management, contractual oversight and forecasting experience, Mr. Betrus provides valuable financial perspective and insight to the Board of Directors.

Meetings and Committees of the Board of Directors

During the fiscal year ended July 31, 2015, the Board of Directors held four (4) meetings. Each director of the Company attended at least 75% of the aggregate of (i) the total number of meetings of the Board of Directors and (ii) the total number of meetings of the committees of the Board of Directors in which he served during the period for which he served. The Company’s directors are strongly encouraged to attend the annual meeting of shareholders. All of the Company’s directors attended last year’s annual meeting.

The Board of Directors has an Audit Committee and a Pension Review Committee. The Board of Directors does not have a nominating committee or a compensation committee. As it has no nominating committee, it has not adopted a charter for such a committee. The Board of Directors as a whole makes all decisions with respect to nominations of persons to the board of directors and compensation of executive officers. The Board of Directors has not adopted a policy regarding the consideration of any director candidate recommended by security holders because it is a “controlled company” under the National Association of Securities Dealers Automated Quotations (NASDAQ) Rules and historically has not received nominations from its shareholders.

The Audit Committee consists of Messrs. Michael S. Betrus (Chairman), Michael R. Cellino, M.D. and Michael C. Gross, all non-employee, independent (as defined in NASDAQ listing standards), and financially literate directors. The Audit Committee is responsible for reviewing the financial information which will be provided to the shareholders and others, the system of internal controls which management and the Board of Directors has established, the performance and selection of independent auditors and the Company’s audit and financial reporting process. During fiscal year 2015, the Committee met four (4) times to examine the results of the financial statements and reports prepared by the independent public accountants, and then held discussions with the Board of Directors. The Company’s Restated Audit Committee Charter was adopted by the Board of Directors on December 8, 2014.

The Pension Review Committee consists of Messrs. Ronald L. Frank (Chairman), Frank B. Silvestro, Michael R. Cellino, M.D. and Michael C. Gross. The Committee held one (1) meeting during fiscal year 2015. The principal functions of the Pension Review Committee are to review changes to the retirement plans necessitated by law or regulation and to determine whether the Company’s retirement plans meet the compensation goals for the Company’s employees as established by the Board of Directors.

Compensation of Directors

With the exception of Gerard A. Gallagher, Jr., for the fiscal year ending July 31, 2015 each Director who is not an employee of the Company is paid an annual director’s fee of $36,611 per annum. The director’s fee is paid quarterly. Mr. Gallagher is paid $5,947.17 per month for services as a consultant to the Company and for compensation for serving as a Director of the Company.

In July, 2015, the Board of Directors increased annual director compensation to $55,000 for Mr. Betrus and $50,000 for Mr. Gross and Dr. Cellino, effective August 1, 2016, in recognition of their roles as Chairman and members of the Audit Committee. For fiscal year 2016, compensation will be in the form of cash ($36,611 per annum for each) and stock (valued at $18,389 for Mr. Betrus and $13,389 for Mr. Gross and Dr. Cellino). In September 2015, the Company issued 1,833 shares, 1,350 shares, 1,350 shares of Class A Common Stock to Mr. Betrus, Mr. Gross and Dr. Cellino, respectively. These shares vested immediately upon issuance, subject to certain restrictions regarding transfer of the shares that will expire no later than August 1, 2016.

Corporate Governance/NASDAQ Rules

Our shares of Class A Common Stock are listed on the National Association of Securities Dealers Automated Quotations (NASDAQ) Stock Market. NASDAQ requires all of its listing companies to be in compliance with NASDAQ’s standards of corporate governance set forth in the NASDAQ Marketplace Rules (NASDAQ CG Rules). We have certified to the NASDAQ that we are in compliance with the NASDAQ CG Rules except for those NASDAQ CG Rules relating to the Director Nominations Process, the Compensation of Officers and Board Compensation. For these items, we relied upon the “controlled company” exception found in the NASDAQ CG Rules. A “controlled company” is a listing company where more than 50 percent of the voting power of the listing company is in the control of a group. As of July 31, 2015, a group that holds more than 50 percent of the voting power of our Class A and Class B Common Stock, consisting of Messrs. Frank B. Silvestro, Ronald L. Frank, Gerald A. Strobel, Gerard A. Gallagher Jr., and Michael C. Gross and members of their families, does exist. Therefore, we are a “controlled company” for purposes of the NASDAQ CG Rules.

The Board of Directors will consider nominees for Directors recommended by shareholders. Shareholders wishing to recommend a director candidate for consideration by the Board of Directors can do so by writing to the Secretary of Ecology and Environment, Inc., 368 Pleasant View Drive, Lancaster, New York 14086, giving the candidate’s name, biographical data and qualifications. Any such notice of recommendation should be accompanied by a current resume of the individual and a written statement from the individual of his or her consent to be named as a candidate and, if nominated and elected, to serve as a director. Suggested nominations for consideration by the Board of Directors must be received at least 60 days prior to the annual shareholders meeting. In the event that the Proposed Bylaws are approved by the shareholders as described in Proposal 2, then director nominations proposed by shareholders for inclusion in the Company’s Proxy Statement for the next Annual Meeting of Shareholders will be required to be received no later than the 120th day prior to the first anniversary of the preceding year’s Annual Meeting.

In evaluating candidates, the Board considers the entirety of each candidate’s credentials to ensure that the Board consists of individuals who collectively provide meaningful counsel to management. The Board does not maintain a specific diversity policy. It believes that diversity is an expansive attribute that includes differing points of view, professional experience and expertise, and education, as well as more traditional diversity concepts. The Board considers the candidates’ character, integrity, experience, understanding of strategy and policy-setting, and reputation for working well with others. If candidates are recommended by our shareholders, then such candidates will be evaluated using the same criteria. With respect to nomination of continuing directors for re-election, the individual’s past contributions to the Board are also considered.

Shareholder Communications with the Board of Directors

Shareholders may communicate with the Company’s Board of Directors through the Company’s Secretary by sending an email to rfrank@ene.com or by writing to the following address: Board of Directors, c/o Secretary, Ecology and Environment, Inc., 368 Pleasant View Drive, Lancaster, New York 14086. The Company’s Secretary will forward all correspondence to the Board of Directors, except for spam, junk mail, mass mailings, job inquiries, surveys, business solicitations or advertisements, or patently offensive or otherwise inappropriate material. The Company’s Secretary may forward certain correspondence, such as product-related inquiries, elsewhere within the Company for review and possible response.

Recommendation of the Board of Directors

The Board of Directors recommends that the shareholders vote FOR the election of each of the nominees listed herein.

PROPOSAL 2 — APPROVE AN AMENDMENT AND RESTATEMENT TO THE COMPANY’S AMENDED BY-LAWS

Our Board of Directors, at its December 10, 2015 meeting, has decided that it is in the best interest of the Company and its shareholders to amend our existing amended By-Laws (the “Current Bylaws”), in order to (i) set forth the advance notice requirements for a nomination to our Board of Directors or for other business proposals, as applicable, to be properly brought by a shareholder before a meeting of shareholders, (ii) set forth advance notice requirements and other limitations on shareholder-requested special meetings, including limitations on the purpose for which such meetings may be called and the time periods during which such meetings may be called, and (iii) make other amendments to update the Current Bylaws to effect other minor clarifications and conforming changes. The complete text of the proposed amended and restated bylaws (the “Proposed Bylaws”) is contained in Appendix A to this proxy statement, and is marked to show the cumulative differences between the Current Bylaws and the Proposed Bylaws. You are urged to read Appendix A in its entirety, as the summary of the Proposed Bylaws contained in this Proposal is qualified in its entirety by reference to Appendix A.

Under Article XII of the Company’s Current Bylaws, our Board of Directors is permitted to amend the Current Bylaws with subsequent shareholder approval .

Summary of Amendments

If approved, the Proposed Bylaws would generally provide the following changes from the Current Bylaws.

Annual Meetings

1)	Nominations of persons for election to the Board of Directors and the proposal of other business may be made (i) pursuant to our notice of meeting, (ii) if brought specifically by or at the direction of the Board of Directors, or (iii) by any shareholder who was a shareholder of record at the time of giving the requisite shareholder notice, who is entitled to vote at the meeting, and who complies with the notice procedures set forth in the Proposed Bylaws (see Item No. 5 below).

2)	For nominations for the election to the Board of Directors to be property brought before an annual meeting by a shareholder, the shareholder must deliver written notice to the Company’s Secretary, which shall set forth: (A) as to each nominee such shareholder proposes to nominate at the meeting: (1) the name, age, business address and residence address of such nominee, (2) the principal occupation or employment of such nominee, (3) the class and number of shares of each class of our capital stock which are owned of record and beneficially by such nominee, (4) the date or dates on which such shares were acquired and the investment intent of such acquisition, (5) such other information concerning such nominee as would be required to be disclosed in a proxy statement soliciting proxies for the election of such nominee as a director in an election contest (even if an election contest is not involved), or that is otherwise required to be disclosed pursuant to Section 14 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) and the rules and regulations promulgated thereunder, and (B) as to the shareholder giving the notice and the beneficial owner, if any, on whose behalf the nomination is made (each, a “Proponent” and collectively, the “Proponents”), the information required by the Proposed Bylaws.

3)	For business other than nominations for the election to the Board of Directors to be properly brought before an annual meeting by a shareholder, the shareholder must deliver timely written notice (as described in Item No. 5 below) to the Company’s Secretary, which shall set forth: (A) as to each matter such shareholder proposes to bring before the meeting, a brief description of the business desired to be brought before the meeting as well as the text of the proposal or business (including the text of any resolutions proposed for consideration and in the event that such business includes a proposal to amend the bylaws of the corporation, the language of the proposed amendment), the reasons for conducting such business at the meeting, and any material interest in such business of any Proponent; and (B) as to the Proponent, the information required by the Proposed Bylaws.

4)

The written notice required by the Proposed Bylaws must also set forth, as of the date of the notice and as to the Proponents: (A) the name and address of each Proponent, as they appear on the Company’s books; (B) the class, series and number of shares of the Company that are owned beneficially and of record by each Proponent; (C) a description of any agreement, arrangement or understanding (whether oral or in writing) with respect to such nomination or proposal between or among any Proponent and any of its affiliates or associates, and any others (including their names) acting in concert, or otherwise under the agreement, arrangement or understanding, with any of the foregoing; and (D) a representation that the Proponents are holders of record or beneficial owners, as the case may be, of shares of the Company entitled to vote at the meeting and intend to appear in person or by proxy at the meeting to nominate the person or persons specified in the notice or to propose the business that is specified in the notice,

5)

To be timely, the written notice required for nominations for the election to the Board of Directors and other proposals at an annual meeting must be received by the Company’s Secretary not later than the close of business on the 120th day nor earlier than the close of business on the 180th day prior to the first anniversary of the preceding year’s annual meeting. In no event shall an adjournment or a postponement of an annual meeting for which notice has been given, or the public announcement thereof has been made, commence a new time period for the giving of a shareholder’s notice as described above.

Special Meetings

•

Special meetings of the shareholders of the Company may be called, for any purpose as is a proper matter for shareholder action under New York law, by (A) the Chairman of the Board of Directors, or (B) upon the request of shareholders of record entitled to cast not less than fifty percent of the outstanding votes entitled to be cast at such special meeting as of the date of delivery of such request, provided that the request is in compliance with the requirements of the Proposed Bylaws.

Other Amendments

In addition to the above-described changes from the Current Bylaws, the Proposed Bylaws (i) establish a minimum age for a Director at age 35, provides for their election based upon a majority of votes cast and requires that at least three (3) Directors be independent directors if there exists a control group as defined by the stock exchange where the Company’s shares are listed (e.g. NASDAQ) (see Corporate Governance NASDAQ Rules above) or if no control group exists, then the majority of the Company’s directors shall be independent in Article III, Sections 1 and 2, (ii) provide greater definition of the Board’s oversight role over the operation of the Company and its subsidiaries in Article IV, Section 6, (iii) describe the operation of the Audit Committee and now provides for a Governance Committee in Article VI, Sections 2 and 3, respectively, (iv) clarify the role of the Company’s Chief Executive Officer and President in Article VIII Section 6, (v) describe the role of the Company’s Chief Operating Officer in Article VIII, Sections 7 and 8 (vi) update the method of the issuance and transfer of the Company’s shares of stock to include uncertificated shares through the Direct Registration System in Article IX, Sections 1 and 4, (vii) provide that Directors can only be removed by cause by a majority vote of the respective class of shareholders in Article IV, Section 4, (viii) provides that the Chairman of the Board cannot serve as the Chief Executive Officer except in the event of removal, incapacity, or extended leave of the Chief Executive Officer, where the Chairman of the Board will act as the Chief Executive Officer temporarily, until the Chief Executive Officer returns, or is replaced by a resolution of the Board of Directors in Article VIII, Section 2, (ix) provide that proxies delivered by shareholders for a matter to be voted on at a shareholder meeting must be received by the voting inspector at least ten minutes prior to the scheduled and noticed meeting time for that meeting in Article III, Section 3, and (x) provide other minor clarifications and conforming changes to various provisions of the Current Bylaws.

Effectiveness of Proposed Bylaws

If approved, the Proposed Bylaws will become effective immediately following the Annual Meeting.

Vote Required

The affirmative vote representing a majority of votes cast by holders of shares present, or represented by proxy, at the Annual Meeting and entitled to vote thereon is required to approve this Proposal. If you are the beneficial owner of your shares of common stock, your broker, bank or nominee is prohibited to vote your shares of common stock without instructions from you on matters that are considered significant. This Proposal is considered significant. Therefore, if you do not vote by proxy, your broker, bank or other nominee cannot vote your shares of common stock on the Proposal and your shares will be considered broker “non-votes”. Abstentions and broker “non-votes” will be counted for purposes of calculating whether a quorum is present at the Annual Meeting, but will have no effect on the Proposal as abstentions and broker non-votes will not be counted in determining the number of votes cast.

Board Recommendations

Our Board of Directors believes that the Proposed Bylaws are in the best interest of the Company and its shareholders because the Proposed Bylaws will enhance our corporate governance. In particular, our Board of Directors believes that the amendments relating to the advance notice requirements for nominations to our Board of Directors and for other business are designed in a manner that recognizes the rights of shareholders while providing appropriate procedural protections to safeguard the rights and interests of all of our shareholders generally.

With respect to the inclusion of advance notice requirements in the Proposed Bylaws, our Board of Directors believes that such procedures will enable the presiding office to run an orderly meeting of shareholders, notwithstanding the presentation of contested business. In addition, advance notice requirements in our bylaws, both for business to be presented at meetings and for board nominations, will give our Board of Directors the time and information needed to consider the proposed business or nominees, to inform our shareholders, and, if appropriate, to give shareholders the benefits of our Board of Director’s recommendations. However, shareholders should be aware that the proposed advance notice requirements may preclude a nomination for the election of directors or the conduct of business at a particular meeting if the procedures are not followed correctly. Our Board of Directors believes that the advance notice requirements set forth in the Proposed Bylaws may also serve to protect against unsolicited takeover proposal or attempts to gain control of our Board or Directors, and will help to ensure that our Board of Directors has adequate time to prepare for any pending or threatened change of control, such that the board may respond more effectively and in the interests of all of our shareholders generally.

With respect to the other changes being made in the Proposed Bylaws, our Board of Directors believes that such changes update the Current Bylaws to enhance and modernize the provisions and procedures set forth therein.

Recommendation of the Board of Directors

The Board of Directors recommends that the shareholders vote FOR Proposal 2.

The proposed amendment would amend the Company’s By-Laws as described in Exhibit A to this Proxy Statement.

PROPOSAL 3 — APPROVE AN AMENDMENT TO THE COMPANY’S RESTATED CERTIFICATE OF INCORPORATION

Background

Our Board of Directors is requesting shareholder approval of an amendment to our restated certificate of incorporation, in the form attached hereto as Appendix B, to include a provision for the election of directors by majority vote of the votes cast at the Annual Meeting of Shareholders. Currently, under applicable New York State law the Company’s directors are elected by a plurality of the votes cast at the Annual Meeting of Shareholders. At the December 10, 2015 meeting of the Board of Directors an amendment to the Company’s restated certificate of incorporation was adopted, subject to shareholder ratification that eliminated plurality election of directors and substituting their election by a majority of the votes cast, unless there is a contested election, in which case it will be a plurality of votes cast by the respective class of shareholders. The term “majority of votes cast” means the number of votes “for” a director exceeds the number of votes “withheld” or cast “against” that director; abstentions and broker non-votes shall not constitute votes cast or voted withheld. The Board believes that increased voting in favor of the directors nominated more closely aligns the interest of the Company’s shareholders with its directors.

Voting Requirements

The affirmative vote representing the holders, either in person or by proxy, of a majority of the outstanding shares entitled to vote on the matter is required to approve this Proposal. If you are the beneficial owner of your shares of common stock, your broker, bank or nominee is prohibited to vote your shares of common stock without instructions from you on matters that are considered significant. This Proposal is considered significant. Therefore, if you do not vote by proxy, your broker, bank or other nominee cannot vote your shares of common stock on this Proposal and your shares will be considered broker “non-votes.” Abstentions and broker “non-votes” will have the same effect as an “Against” vote.

Recommendation of the Board of Directors

The Board of Directors recommends that the shareholders vote FOR Proposal 3.

PROPOSAL 4 — APPROVE, ON AN ADVISORY BASIS, THE COMPENSATION OF OUR NAMED EXECUTIVE OFFICERS

The Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010 (“Dodd-Frank Act”) enables the Company’s stockholders to vote to approve, on an advisory (nonbinding) basis, the compensation of the Company’s Named Executives. The Company seeks your advisory vote and asks that you support the compensation of the Named Executives as disclosed in this proxy statement.

As described under the Executive Compensation section of this Proxy Statement, our compensation programs are designed to ensure that our Named Executives are compensated in a manner that is consistent with its competitively based annual and long-term performance goals. We believe our compensation program rewards sustained performance that is aligned with long-term stockholder interests.

This proposal, commonly known as a “say-on-pay” proposal, gives the Company’s stockholders the opportunity to express their views on the compensation of its named executive officers. This vote is not intended to address any specific item of compensation, but rather the overall compensation of the Company’s Named Executives described in this Proxy Statement.

Accordingly, the Board invites you to review carefully the Executive Compensation section beginning on page 6 and the tabular and other disclosures on compensation thereunder and to cast a vote to approve, on an advisory basis, the Company’s executive compensation programs through the following resolution:

“RESOLVED, that stockholders approve, on an advisory basis, the compensation paid to the Company’s Named Executives, as disclosed pursuant to the compensation disclosure rules of the SEC, including the Executive Compensation section, compensation tables, and any related material disclosed in the Proxy Statement.”

The say-on-pay vote is advisory, and therefore not binding on the Company or the Board of Directors. The Board of Directors value the opinions of the Company’s stockholders, and to the extent there is any significant vote against the Named Executives’ compensation as disclosed in this Proxy Statement, the Board will consider the stockholders’ concerns, and the Board will evaluate whether any actions are necessary to address those concerns, particularly in the event that there is a significant vote against the compensation of our Named Executives as disclosed in this Proxy Statement.

Recommendation of the Board of Directors

The Board of Directors recommends that the shareholders vote FOR Proposal 4.

DEADLINE FOR SHAREHOLDER PROPOSALS

FOR NEXT ANNUAL MEETING

Proposals of shareholders for inclusion in the Company’s Proxy Statement for the next Annual Meeting of Shareholders must satisfy all applicable requirements of SEC Rule 14a-8 and must be received by the Secretary, Ecology and Environment, Inc., 368 Pleasant View Drive, Lancaster, New York, 14086, no later than August 13, 2016. To be included in the proxy statement, the proposal must comply with the requirements as to form and substance established by the SEC and must be a proper subject for shareholder action under New York law. If any shareholder intends to present a proposal at the next Annual Meeting of Shareholders but has not sought inclusion of such proposal in the Company’s proxy materials, such proposal must be received by the Secretary, Ecology and Environment, Inc., 368 Pleasant View Drive, Lancaster, NY 14086, by October 27, 2016 or the Company’s management proxies for the next Annual Meeting will be entitled to use their discretionary voting authority to vote on such proposal, without any discussion of the matter in the Company’s proxy materials.

In the event that the Proposed Bylaws are approved by the shareholders as described in Proposal 2, then proposals of shareholders for inclusion in the Company’s Proxy Statement for the next Annual Meeting of shareholders will be required to be received no later than the 120th day prior to the first anniversary of the preceding year’s Annual Meeting. The amended bylaws as described in Proposal 2, do not provide for any additional shareholder proposals to be submitted following the initial deadline described above. In the event that the date of the Company’s Annual Meeting has been changed by more than 30 days from the date of the previous year’s Annual Meeting, then any proposals of shareholders must be received a reasonable time before the Company begins to print and mail its proxy materials.

OTHER MATTERS

State law requires the Company to inform shareholders of the initiation or renewal of insurance indemnifying itself and its officers and directors. This insurance, which includes claims coverage through Illinois National Insurance Company and excess coverage through Federal Insurance Company, has been renewed for one year beginning August 1, 2015, at a total premium of $114,000.

The Company also has an Employee Benefit Plan Fiduciary Liability Insurance Policy, carried with the Illinois National Insurance Company, which covers the Company, its subsidiaries, its directors and those officers considered fiduciaries under the Employee Retirement Income Security Act of 1974. This policy has been renewed for one year beginning August 1, 2015 at a premium of $20,000.

The cost of solicitation of proxies will be borne by the Company. Solicitation other than by mail may be made by officers or by regular employees of the Company, who will receive no additional compensation therefor, by personal or telephone solicitation, the cost of which is expected to be nominal.

It is not contemplated or expected that any business other than that pertaining to the subjects referred to in this Proxy Statement will be brought up for action at the meeting. At the time this Proxy Statement went to press, the Board of Directors did not know of any other matter, which may properly be presented for action at the meeting.

By order of the Board of Directors,

ECOLOGY AND ENVIRONMENT, INC.

Ronald L. Frank

Secretary

APPENDIX A

AMENDED AND RESTATED BY-LAWS

OF

ECOLOGY AND ENVIRONMENT, INC.

~~* * * * *~~

~~B Y—L A W S~~

~~* * * * *~~

* * * * *

RE-STATED BY—LAWS

* * * * *

ARTICLE I

OFFICES

Section 1. The office of the ~~corporation~~Corporation shall be located in the County of Erie, State of New York.

Section 2. The ~~corporation~~Corporation may also have offices at such other places both within and without the State of New York as the ~~board~~Board of ~~directors~~Directors may from time to time determine or the business of the ~~corporation~~Corporation may require.

ARTICLE II

ANNUAL AND SPECIAL MEETINGS OF SHAREHOLDERS

Section 1. All meetings of ~~shareholders~~Shareholders for the election of ~~directors~~Directors shall be held in the County of Erie, State of New York, at such place as may be fixed from time to time by the Board of Directors.

Section 2. The annual meeting of ~~shareholders commencing with the year 1971~~Shareholders shall be held at any time during the period ~~November~~January 1 through ~~February 28~~April 30 at a time selected by the Board of Directors at which time ~~they~~the Shareholders shall elect ~~by a plurality vote~~ a Board of Directors by a majority of votes cast of candidates nominated by the Board of Directors and/or a shareholder pursuant to Section 4, and transact such other business as may properly be brought before the meeting.

Section 3. Written or printed notice of the annual meeting stating the place, date and hour of the meeting shall be delivered not less than ten nor more than ~~fifty~~sixty days before the date of the meeting, either personally or by mail, by~~, or at~~ the ~~direction of, the president, the secretary, or the officer or~~ persons calling the meeting, to each ~~shareholder~~Shareholder of record entitled to vote at such meeting.

~~ARTICLE III~~

~~SPECIAL MEETINGS OF SHAREHOLDERS~~

Section ~~1. Special meetings~~4. Notice of ~~shareholders may be held at such time~~ Shareholder Business and ~~place within or without~~ Nominations.

A.	Annual Meeting of Shareholders.

1.	Nominations for Election to the ~~State of New York as shall be stated in~~ Board of Directors.

(a)	Nominations of persons for election to the Board of Directors may be made prior to an annual meeting of shareholders by holders of Class A shares with respect to Class A Directors and by holders of Class B shares with respect to Class B Directors only:

(i)	pursuant to the Corporation’s notice of ~~the~~ meeting (or ~~in~~any supplement thereto) at the direction of the Board of Directors; or

(ii)	by any shareholder of the Corporation who:

(x)	was a ~~duly executed waiver~~shareholder of record at the time of giving of notice ~~thereof.~~ provided for in this Section ~~2. Special meetings~~4A 1 and at the time of the annual meeting;

(y)	is entitled to vote at the meeting; and

(z)	complies with the notice procedures set forth in this Section 4A 1 as to such nomination.

This clause (ii) shall be the exclusive means for a shareholder to make nominations before an annual meeting of shareholders.

(b)	Without qualification, for any nominations to be properly brought before an annual meeting by a shareholder pursuant to Section 4 A 1(a)(ii), the shareholder must have given Timely Notice (as defined below) thereof in writing to the Secretary of the Corporation. To be timely, a shareholder’s notice shall be delivered to the Secretary at the principal executive offices of the Corporation not later than the close of business on the 120th day prior to the first anniversary of the preceding year’s annual meeting and not earlier than the close of business on the 180th day prior to the first anniversary of the preceding year’s annual meeting of shareholders; (such notice, within such time periods, shall constitute “Timely Notice”). In no event shall any adjournment or postponement of an annual meeting or the announcement thereof commence a new time period for the giving of a shareholder’s notice as described above.

(c)	To be in proper written form, a shareholder’s notice to the Secretary must set forth:

(i)	as to each person whom the shareholder proposes to nominate for election as a director:

(w)	the name, age, business address and residence address of the person;

(x)	the principal occupation or employment of the person;

(y)	the class or series and number of shares of capital stock of the Company which are owned beneficially or of record by the person; and

(z)	any other information relating to the person that would be required to be disclosed in a proxy statement or other filings required to be made in connection with solicitations of proxies for election of directors pursuant to Section 14 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and the rules and regulations promulgated thereunder; and

(ii)	as to the shareholder giving the notice:

(v)	the name and record address of such shareholder;

(w)	the class or series and number of shares of capital stock of the Company which are owned beneficially or of record by such shareholder;

(x)	a description of all arrangements or understandings between such shareholder and each proposed nominee and any other person or persons (including their names) pursuant to which the nomination(s) are to be made by such shareholder;

(y)	a representation that such shareholder intends to appear at the meeting by a proxy, or by a qualified representative of shareholder, to nominate the persons named in its notice; and

(z)	any other information relating to such shareholder that would be required to be disclosed in a proxy statement or other filings required to be made in connection with solicitations of proxies for election of directors pursuant to Section 14 of the Exchange Act and the rules and regulations promulgated thereunder.

Such notice must be accompanied by a written consent of each proposed nominee being named as a nominee and to serve as a director if elected.

(d)

Notwithstanding anything in the second sentence of this Section 4 A 1(b) to the contrary, in the event that the number of directors to be elected to the Board of Directors of the Corporation is increased and there is no public announcement by the Corporation naming all of the nominees for director or specifying the size of the increased Board of Directors, at least one hundred (140) days prior to the first anniversary of the preceding year’s annual meeting, a shareholder’s notice required by this Section 4 A 1 shall also be considered timely, but only with respect to nominees for any new positions created by such increase, if it shall be delivered to the Secretary at the principal executive offices of the Corporation not later than the close of business on the 10th day following the day on which such public announcement is first made by the Corporation.

2.	Proposals of Business to be Brought Before an Annual Meeting.

(a)	The proposal of business to be considered by the shareholders may be made prior to an annual meeting of shareholders only:

(i)	pursuant to the Corporation’s notice of meeting (or any supplement thereto) at the direction of the Board of Directors; or

(ii)	by any shareholder of the Corporation who:

(x)	was a shareholder of record at the time of giving of notice provided for in this Section 4 A 2 and at the time of the annual meeting; and

(y)	complies with the notice procedures set forth in this Section 4 A 2 as to such business.

This clause (ii) shall be the exclusive means for a shareholder to submit business (other than matters properly brought under Rule 14a-8 under the Exchange Act and included in the Corporation’s notice of meeting) before an annual meeting of shareholders.

(b)	Without qualification, for any business to be properly brought before an annual meeting by a shareholder pursuant to Section 4 A 2(a)(ii), the shareholder must have given Timely Notice (as defined in Section 4 A 1(b) above) thereof in writing to the Secretary of the Corporation and such business must otherwise be a proper matter for shareholder action. In no event shall any adjournment or postponement of an annual meeting or the announcement thereof commence a new time period for the giving of a shareholder’s notice as described above.

(c)	To be in proper form, a shareholder’s notice to the Secretary must:

(i)	set forth, as to the shareholder giving the notice and the beneficial owner, if any, on whose behalf the proposal is made:

(x)	the name and address of such shareholder, as they appear on the Corporation’s books, and of such beneficial owner, if any;

(y)	the Shareholder Ownership Information (as defined in Section 4 A 1(c) above) with respect to such shareholder of record and any beneficial owner on whose behalf the proposal is made; and

(z)	any other information relating to such shareholder and beneficial owner, if any, that would be required to be disclosed in a proxy statement or other filings required to be made in connection with solicitations of proxies for the proposal pursuant to Section 14 of the Exchange Act and the rules and regulations promulgated thereunder; and

(ii)	set forth:

(x)	a brief description of the business desired to be brought before the meeting (including the text of any resolutions proposed for consideration), the reasons for conducting such business at the meeting and any material interest of such shareholder and beneficial owner, if any, in such business; and

(y)	a description of all agreements, arrangements and understandings between such shareholder and beneficial owner, if any, and any other person or persons (including their names) in connection with the proposal of such business by such shareholder.

3.

Submission of Questionnaire, Representation and Agreement. To be eligible to be a nominee for election or re-election as a director of the Corporation, a person must deliver (in accordance with the time periods prescribed for delivery of notice under Section 4 of this Article II or within 10 days after receipt from

Secretary) to the Secretary at the principal executive offices of the Corporation a written questionnaire with respect to the background and qualification of such person and the background of any other person or entity on whose behalf the nomination is being made (which questionnaire shall be provided by the Secretary upon written request in substantially the same form as that filled out by the existing Board of Directors for the Corporation’s annual proxy statement) and a written representation and agreement (in the form provided by the Secretary upon written request) that such person:

(a)	is not and will not become a party to:

(i)	any agreement, arrangement or understanding with, and has not given any commitment or assurance to, any person or entity as to how such person, if elected as a director of the Corporation, will act or vote on any issue or question (a “Voting Commitment”) that has not been disclosed to the Corporation;

(ii)	any Voting Commitment that could limit or interfere with such person’s ability to comply, if elected as a director of the Corporation, with such person’s fiduciary duties under applicable law; or

(iii)	any conflicting fiduciary duty.

(b)	is not and will not become a party to any agreement, arrangement or understanding with any person or entity other than the Corporation with respect to any direct or indirect compensation, reimbursement or indemnification in connection with service or action as a director that has not been disclosed therein; and

(c)	in such person’s individual capacity and on behalf of any person or entity on whose behalf the nomination is being made, would be in compliance, if elected as a director of the Corporation, and will comply with all applicable publicly disclosed corporate governance, conflict of interest, confidentiality and stock ownership and trading policies and guidelines of the Corporation.

B.	Special Meetings of Shareholders.

1.	Special Meetings of the Shareholders, for any purpose or purposes, unless otherwise prescribed by statute or by the ~~certificate~~Certificate of ~~incorporation~~Incorporation, may be called by the ~~president, the board of directors~~Chairman of the Board of Directors, or the holders of not less than a majority of all the shares entitled to vote at the meeting based upon the shares weighted voting rights.

~~Section 3. Written or printed notice of a special meeting stating the place, date and hour of the meeting and the purpose or purposes for which the meeting is called, shall be delivered not less than ten nor more than fifty days before the date of the meeting, either personally or by mail, by, or at the direction of, the president, the secretary, or the officer or persons calling the meeting, to each shareholder of record entitled to vote at such meeting. The notice should also indicate that it is being issued by, or at the direction of, the person calling the meeting.~~

~~Section 4. The business transacted at any special meeting of shareholders shall be limited to the purposes stated in the notice.~~

2.	Only such business shall be conducted at a special meeting of shareholders as shall have been brought before the meeting pursuant to the Corporation’s notice of meeting. Nominations of persons for election to the Board of Directors may be made at a special meeting of shareholders at which directors are to be elected pursuant to the Corporation’s notice of meeting:

(a)	by or at the direction of the Board of Directors; or

(b)	provided that the Board of Directors has determined that directors shall be elected at such meeting, by any shareholder of the Corporation who:

(i)	is a shareholder of record at the time of giving of notice provided for in this Section 4 (B) and at the time of the special meeting;

(ii)	is entitled to vote at the meeting; and

(iii)	complies with the notice procedures set forth in this Section 4 (B) as to such nomination. In the event the Corporation calls a special meeting of shareholders for the purpose of electing one or more directors to the Board of Directors, any such shareholder entitled to vote in such election of directors may nominate a person or persons (as the case may be) for election to such position(s) as specified in the Corporation’s notice of meeting, if the shareholder’s notice required by Section 4 A 1(c) with respect to any nomination (including the completed and signed questionnaire, representation and agreement required by Section 4 of this Article II) shall be delivered to the Secretary at the principal executive offices of the Corporation not earlier than the close of business on the 120th day prior to the date of such special meeting and not later than the close of business on the later of the 90th day prior to the date of such special meeting or, if the first public announcement of the date of such special meeting is less than one hundred (100) days prior to the date of such special meeting, the 10th day following the day on which public announcement is first made of the date of such special meeting and of the nominees proposed by the Board of Directors to be elected at such meeting. In no event shall any adjournment or postponement of a special meeting or the announcement thereof commence a new time period (or extend any time period) for the giving of a shareholder’s notice as described above.

C.	General.

1.	Only such persons who are nominated in accordance with the procedures set forth in this Section 4 shall be eligible to serve as directors and only such business shall be conducted at a meeting of shareholders as shall have been brought before the meeting in accordance with the procedures set forth in this Section 4, except as otherwise provided by the Restated Certificate of Incorporation, or these Bylaws. Except as otherwise provided by statute, the Restated Certificate of Incorporation or these Bylaws, the chairman of the meeting shall have the power and duty to determine whether a nomination or any business proposed to be brought before the meeting was made or proposed, as the case may be, in accordance with the procedures set forth in this Section 4 and, if any proposed nomination or business is not in compliance with this Section 4, to declare that such defective proposal or nomination shall be disregarded. Notwithstanding the foregoing provisions of this Section 4 C, if the shareholder (or a proxy or a qualified representative of the shareholder) does not appear at the annual or special meeting of shareholders of the Corporation to present a nomination or business, such nomination shall be disregarded and such proposed business shall not be transacted, notwithstanding that proxies in respect of such vote may have been received by the Corporation.

2.	In evaluating candidates the Board will consider the entirety of each candidate’s credentials to ensure that the Board consists of individuals who collectively provide meaningful counsel to management. With respect to nomination of existing Directors for re-election, the individual’s past contributions to the Board will also be considered.

3.	The Board of Directors shall be entitled to make such rules or regulations for the conduct of meetings of shareholders as it shall deem necessary, appropriate, convenient or desirable. Subject to such rules and regulations of the Board of Directors, if any, the chairman of the meeting shall have the right and authority to prescribe such rules, regulations and procedures, and to do all such acts as, in the judgment of such chairman, are necessary, appropriate, convenient or desirable for the proper conduct of the meeting, including, without limitation, establishing an agenda or order of business for the meeting, rules and procedures for maintaining order at the meeting and the safety of those present, limitations on participation in such meeting to shareholders of record of the Corporation and their duly authorized and constituted proxies, and such other persons as the chairman of the meeting shall permit, restrictions on entry to the meeting after the time fixed for the commencement thereof, limitations on the time allotted to questions or comment by participants and regulation of the opening and closing of the polls for balloting on matters which are to be voted on by ballot. Unless, and to the extent, otherwise determined by the Board of Directors or the chairman of the meeting, meetings of shareholders shall not be required to be held in accordance with rules of parliamentary procedure.

4.	For purposes of this Section 4, “public announcement” shall mean disclosure in a press release reported by a national news service or in a document publicly filed by the Corporation with the Securities and Exchange Commission pursuant to Section 13, 14 and 15(d) of the Exchange Act.

5.

Notwithstanding the foregoing provisions of this Section 4, a shareholder shall also comply with all applicable requirements of the Exchange Act and the rules and regulations thereunder with respect to the matters set forth in this Section 4; provided, however, that any references in these Bylaws to the Exchange Act or the rules promulgated thereunder are not intended to and shall not limit the requirements applicable to nominations to be considered pursuant to Sections 4A 1 or 4B, or proposals as to any other business to be considered pursuant to Section 4A 2. Nothing in this By-law shall be deemed to affect any rights of shareholders to request inclusion of proposals in the Corporation’s proxy statement pursuant to Rule 14a-8 under the Exchange Act.

ARTICLE ~~IV~~

III

QUORUM AND VOTING OF STOCK

Section 1. The holders of one-third (1/3) of the shares of stock issued and outstanding and entitled to vote, represented in person or by proxy, shall constitute a quorum at all meetings of the ~~shareholders~~Shareholders for the transaction of business ~~except as otherwise provided by statute or by the certificate of incorporation~~. If, however, such quorum shall not be present or represented at any meeting of the ~~shareholders~~Shareholders, the ~~shareholders~~Shareholders present in person or represented by proxy shall have power to adjourn the meeting from time to time, without notice other than announcement at the meeting, until a quorum shall be present or represented. At such adjourned meeting at which a quorum shall be present or represented any business may be transacted which might have been transacted at the meeting as originally notified.

Section 2. If a quorum is present, the affirmative vote of a majority of the total of Class B (1 vote) and Class A (1/10th of 1 vote) shares of stock represented at the meeting shall be the act of the ~~shareholders~~Shareholders, unless the vote of ~~-~~a greater or lesser number of shares of stock is required by law, or the ~~certificate~~Certificate of ~~incorporation~~Incorporation.

Section 3. Each outstanding share of stock having voting power shall be entitled to ~~one~~ vote ~~on~~for each matter ~~submitted to a vote~~ at a meeting of ~~shareholders. A shareholder~~ Shareholders. At all Shareholder meetings, and for all matters other than the election of A and B Directors and the establishment of a quorum, each class B share is entitled to one (1) vote, while each class A share is entitled to one-tenth (1/10th) of a vote. A Shareholder may vote either in person prior to the start of the shareholder meeting or by valid proxy executed in writing by the ~~shareholder or by his duly authorized attorney-in-fact~~Shareholder.

Section 4. The ~~board~~Board of ~~directors~~Directors in advance of any ~~shareholders~~’Shareholders’ meeting may appoint one or more inspectors to act at the meeting or any adjournment thereof. If inspectors are not so appointed, the person presiding at a ~~shareholders~~’Shareholders’ meeting may, and, on the request of any ~~shareholder~~Shareholder entitled to vote thereat, shall appoint one or more inspectors. In case any person appointed as inspector fails to appear or act, the vacancy may be filled by the ~~board~~Board in advance of the meeting or at the meeting by the person presiding thereat. Each inspector, before entering upon the discharge of his duties, shall take and sign an oath faithfully to execute the duties of inspector at such meeting with strict impartiality and according to the best of his ability.

Section 5. Whenever ~~shareholders~~Shareholders are required or permitted to take any action by vote, such action may be taken without a meeting ~~on~~only upon unanimous written vote of consent, setting forth the action so taken, signed by the holders of all outstanding shares entitled to vote thereon.

Section 6. If voting on a matter duly presented to Shareholders in a proxy statement prior to a Shareholders’ meeting, any votes by proxy or in-person must be received by the voting inspector, at a minimum ten minutes prior to the scheduled and noticed meeting time for said Shareholders’ meeting.

ARTICLE ~~V~~

IV

DIRECTORS

Section 1. The number of Directors of the ~~corporation~~Corporation shall be ~~three~~no fewer than seven, unless and until otherwise determined by a vote of ~~a majority of~~ the entire Board of Directors. Directors shall be at least ~~twenty-one~~thirty five (35) years of age and need not be residents of the State of New York ~~nor shareholders~~or Shareholders of the ~~corporation.~~Corporation. The ~~directors, other than the first board of directors~~Directors, shall be elected at the annual meeting of the ~~shareholders~~Shareholders, except as ~~hereinafter~~herein provided, and each ~~director~~Director elected shall serve until the next succeeding annual meeting and until his successor shall have been elected and qualified. ~~The first board of directors shall hold office~~ Class A Directors and Class B Directors shall only be elected by shareholders of each respective Class (i.e.: Class A shareholders can only vote for Class A Directors and Class B shareholders can only vote for Class B Directors). The number of Class A Directors shall be at least 25% of the seats of the Board of Directors. The Board of Directors may increase its number upon a vote of approval of at least two-thirds (2/3) of the Directors, and only if the resulting whole number of “A” Directors is at least 25% of the total number of Directors. Each of the Directors of each class shall be elected by greater than 50% of the votes cast by shareholders of that class in the election. With regard to the election of Directors, votes may be cast in favor, against or abstained; votes that are abstained will be excluded entirely from the vote and will have no effect. Accordingly, abstentions will not affect the outcome of the election. If a Director nominee or an existing Director does not receive greater than 50% of votes cast for his respective class in the election or re-election, said Director nominee is either not elected or immediately removed from the Board and is not eligible for appointment by the Board of Directors to fill a vacancy for that election year.

Section 2. If there exists a control group, as defined by the stock exchange where the Corporation’s shares are listed (e.g.: NASDAQ), then the entire Board shall have a minimum of three independent Directors, as defined under applicable law and/or regulation. If no such control group exists, then there shall be a minimum of four (4) independent Directors, or a majority of independent Directors, if the number of overall Directors is increased. During Board meetings each Director shall have one (1) vote regardless of class designation, except as otherwise stated in these By-laws. In the instance where the quorum of the Board of Directors is an even number and there is a tied vote, then the matter must be tabled until the ~~first annual meeting of shareholders.~~matter may be voted on by the full Board of Directors. The Board of Directors shall appoint representatives to all subsidiary boards of directors/managers to protect and further its Corporate interests at subsidiary companies.

Section ~~2~~4. Any or all of the ~~directors~~Directors may be removed, with or without cause, at any time by the majority vote of the ~~shareholders~~respective class of Shareholders at the annual or a special shareholder meeting called for that purpose.

~~Any director may be removed for cause by the action of the directors at a special meeting called for that purpose.~~

Section ~~3~~5. Newly created ~~directorships~~Directorships resulting from an increase in the ~~board~~Board of ~~directors~~Directors and all vacancies occurring in the ~~board of directors~~Board of Directors, either as a Class A Director or a Class B Director, including vacancies caused by removal without cause, may be filled by the affirmative vote of a majority of the remaining ~~directors~~Directors of the representative class, though less than a quorum of the ~~board of directors. A director~~entire Board of Directors, by the sole remaining Director in such class or, in the event that there are no remaining directors in such class, by the vote of the majority of the other directors, or by the sole remaining director in each instance, regardless of any quorum requirements set out in these By-laws. If a Director is legally incompetent, or is removed, with or without cause, said Director may not vote for his replacement. If there is a tie in an appointment within a class of Directors to fill a vacancy, then a favorable vote of the majority of the full Board is required to appoint that interim Director.

A Director elected to fill a vacancy shall be elected for the unexpired portion of the term of his predecessor in office. A ~~director~~Director elected to fill a newly created ~~directorship~~Directorship shall serve until the next succeeding annual or special meeting of ~~shareholders and until his successor shall have been elected and qualified~~Shareholders.

Section ~~4~~6. The ~~business affairs~~operations of the ~~corporation~~Corporation, from a strategic perspective, including that of its subsidiary companies, shall be ~~managed~~overseen by ~~its board of directors which~~the Board of Directors. The Board of Directors may exercise all such powers of the ~~corporation~~Corporation and do all such lawful acts ~~and things~~ as are not by statute or by the ~~certificate~~Certificate of ~~incorporation~~Incorporation or by these ~~by~~By-laws directed or required to be exercised or done by the ~~shareholders~~Shareholders.

Section ~~5. The directors may keep the books of the corporation, except such as are required by law to be kept within the state, outside the State of New York, at such place or places as they may from time to time determine.~~

~~Section 6. The board~~7. The Board of ~~directors~~Directors, by the affirmative vote of a majority of the ~~directors~~Directors then in office, and irrespective of any personal interest of any of its members, shall have authority to establish reasonable compensation of all ~~directors~~Directors for services to the ~~corporation~~Corporation as ~~directors, officers~~Directors, Officers, Retirement Plan Trustees or ~~otherwise~~other such services.

~~Section 7. Any one or more members of the Board of Directors or committee thereof may participate in a meeting of such Board or committee by means of a telephone conference or similar communications equipment allowing all persons participating in the meeting to hear each other at the same time. Participation by such means shall constitute presence in person as such meeting.~~

Section 8. The Board of Directors must approve the establishment of, dissolution of, change of ownership in, or merger/acquisition of any subsidiary, which shall include any international joint venture. Joint Venture entities established only for certain domestic projects or programs are required to be authorized by the Board of Directors, and must also be approved by the Chief Executive Officer.

ARTICLE ~~VI~~

V

MEETINGS OF THE BOARD OF DIRECTORS

Section 1. Meetings of the ~~board~~Board of ~~directors~~Directors, regular or special, may be held either within or ~~without~~outside the State of New York.

Section 2. The first meeting of each newly elected ~~board~~Board of ~~directors~~Directors shall be held ~~at such time and place as shall be fixed by the vote of the shareholders at~~immediately following the annual meeting and no notice of such meeting shall be necessary to the newly elected ~~directors~~Directors in order to legally ~~to~~ constitute the meeting, provided a quorum shall be present, or it may convene at such place and time as shall be fixed by the consent in writing of all the ~~directors~~Directors. The first order of business of the newly elected Board is to appoint a Chairman. Annually the newly elected Board of Directors elects one member to be the Chairman of the Board. The Chairman of the Board shall be appointed at the first Board of Directors meeting after the annual shareholders meeting, and shall preside as such for the remainder of the year. If, however, for any special meeting of the Board of Directors, the Board may appoint another Chairman for that meeting, confirmed by two-thirds vote of the Board of Directors. The Chairman, in consultation with the other Directors and the Chief Executive Officer, is responsible for the functioning of the Board and presides over and sets the schedule and agenda for all meetings of the Board of Directors and Shareholders, with the exception of a special meeting of the Board of Directors called by the Secretary.

~~Section 3.~~

Section 3. Directors shall attend and participate in all Board meetings and shareholder meetings. Participation by remote means must be approved by all the Directors and shall constitute presence in person at such meeting. For Board votes, each Director is entitled to cast one vote except as excluded by a requirement for a Class A Shares or Class B Shares vote. Regular meetings of the ~~board of directors~~Board of Directors shall be held quarterly and may be held upon such notice, or without notice, and at such time and at such place as shall ~~from time to time~~ be determined by the ~~board~~Board. The independent Directors must have an executive session meeting prior to each Board of Directors meeting.

Section 4. Special meetings of the ~~board~~Board of ~~directors~~Directors may be called by the ~~(president,~~ Deleted~~: by Board of Directors amendment dated August 21, 2013,) chief executive officer (~~Added~~: by Board of Directors amendment dated August 21, 2013) on~~Chairman, provided that notice is provided to each Director not less than five nor more than twenty ~~days~~’ ~~notice to each director~~days, either personally or by mail or by ~~telegram~~email, prior to the special meeting date; special meetings shall be called ~~by the (president,~~ Deleted~~: by Board of Directors amendment dated August 21, 2013) chief executive officer (~~Added~~:~~ by ~~Board of Directors amendment dated August 21, 2013) or secretary~~the Secretary in like manner and on like notice on the written request of two ~~directors~~Directors. The limited business of such special meetings must be included in said notice.

Section 5. Notice of a special meeting need not be given to any ~~director~~Director who submits a signed waiver of notice ~~whether~~ before ~~or after~~ the meeting, or who attends the meeting without protesting, prior thereto or at its commencement, the lack of notice. ~~Neither the~~ The business to be transacted at, ~~nor~~or the purpose of, any regular or special meeting of the ~~board~~Board of ~~directors need~~Directors needs to be specified in the ~~notice or waiver of~~ notice of such meeting.

Section 6. A majority of the ~~directors~~Directors shall constitute a quorum for the transaction of business unless a greater or lesser number is required by law or by the ~~certificate~~Certificate of ~~incorporation.~~Incorporation. The vote of a majority of the ~~directors~~Directors present at any meeting at which a quorum is present shall be the act of the ~~board~~Board of ~~directors~~Directors, unless the vote of a greater number is required by law or by the ~~certificate~~Certificate of ~~incorporation.~~ Incorporation. If a quorum shall not be present at any meeting of ~~directors~~Directors, the ~~directors~~Directors present may adjourn the meeting ~~from time to time~~, without notice other than announcement at the meeting, until a quorum shall be present.

Section 7. At all meetings of the ~~board~~Board of ~~directors, a Chairman chosen by~~Directors, with the ~~directors shall preside.[Adopted by~~exception of a special meeting of the Board of Directors called by the Secretary where the agenda is set by the Directors that called for the special meeting, the Chairman will set the agenda in consultation with the Chief Executive Officer and other Directors.

Section 8. Each Director owes a duty of loyalty and duty of care to the Corporation; for example, a Director shall recuse himself from voting on ~~August 21, 2013]~~a resolution or the appointment, promotion or compensation of an Officer, if he has a familial relationship.

ARTICLE ~~VII EXECUTIVE COMMITTEE~~VI

COMMITTEES

Section 1. The ~~board~~Board of ~~directors~~Directors, by resolution adopted by a majority of the entire ~~board~~Board, may designate~~, from among its members, an executive~~ the creation of an audit committee, the pension committee, governance committee and other committees, each consisting of three or more ~~directors,~~Directors (except for temporary special committees), and each of which, to the extent provided in the resolution, shall have all the authority of the ~~board~~Board, except as otherwise required by law. Vacancies in the membership of the committee shall be filled by the ~~board~~Board of ~~directors~~Directors at a regular or special meeting of the ~~board of directors. The executive committee~~Board of Directors. Committees shall keep regular minutes of its proceedings and report the same to the ~~board~~full Board when required.

Section 2. The audit committee shall be comprised of at least three independent Directors, one of which must qualify as a financial expert. The primary purpose of an audit committee is to provide oversight of the financial reporting process, the audit process, the system of internal controls and applicable regulatory compliance.

Section 3. The governance committee shall be comprised of not less than three (3) Directors including the Chairman, two (2) of which must be independent Directors and appointed by majority vote of the Directors. The purpose of the governance committee is to ensure that the Board fulfills its legal, ethical, and functional responsibilities through adequate corporate and Board governance, including but not limited to recommending to the Board the following: Board policies and procedures; a Board nomination process; appropriate compensation for the Board and Officers; development of corporate compliance programs; evaluations of Officers; and Board members’ performance. The Chairman shall also preside over the Governance Committee.

Section 4. The pension committee shall be comprised of members of the Board of Directors as may be appointed by majority vote of the Directors.

ARTICLE ~~VIII~~

VII

NOTICES

Section 1. Whenever, under the provisions of the statutes or of the ~~certificate~~Certificate of ~~incorporation~~Incorporation or of these ~~by~~By-laws, notice is required to be given to any ~~director~~Director or ~~shareholder~~Shareholder, it shall not be construed to mean personal notice, but such notice may be given in writing, by mail, email or courier, addressed to such ~~director~~Director or ~~shareholder~~Shareholder, at his address as it appears on the records of the ~~corporation~~Corporation, with postage thereon prepaid, and such notice shall be deemed to be given at the time when the same shall be deposited in the United States mail. Notice to ~~directors~~Directors may also be given by ~~telegram~~facsimile or email.

Section 2. Whenever any notice of a meeting is required to be given under the provisions of the statutes or under the provisions of the ~~certificate~~Certificate of ~~incorporation~~Incorporation or these ~~by~~By-laws, a waiver thereof in writing signed by the person or persons entitled to such notice, whether before or after the time stated therein, shall be deemed equivalent to the giving of such notice.

ARTICLE ~~IX~~

VIII

OFFICERS

Section 1. The ~~officers~~Officers of the ~~corporation~~Corporation shall be chosen by the ~~board of directors and shall be a chief executive officer (~~Added~~: by~~ Board of Directors ~~amendment dated August 21, 2013),~~and shall be a Chief Executive Officer, Chief Operating Officer, Chief Financial Officer, a ~~president, a vice-president, a secretary~~Vice-President, and/or a ~~treasurer.~~ Secretary. The ~~board~~Board of ~~directors~~Directors may also choose additional ~~vice-presidents~~Vice-Presidents, and one or more ~~assistant secretaries~~Assistant Secretaries and ~~assistant treasurers~~Assistant Treasurers.

Section 2. The ~~board~~Board of ~~directors~~Directors at its first meeting after each annual meeting of ~~shareholders~~Shareholders shall choose a ~~chief executive officer (~~Added~~: by Board of Directors amendment dated August 21, 2013) president,~~ Chief Executive Officer, Chief Operating Officer, Chief Financial Officer, one or more ~~vice-presidents~~Vice-Presidents, a ~~secretary~~Secretary, and ~~a treasurer~~one or more Assistant Secretaries and Assistant Treasurers, none of whom need be a member of the ~~board~~Board.

Any two or more offices may be held by the same person, except the offices of ~~president and secretary~~Chairman of the Board, Chief Executive Officer and Secretary, which must be held by separate individuals. Notwithstanding anything to the contrary stated in the preceding sentence, in the event of removal, incapacity, or extended leave of the Chief Executive Officer, the Chairman of the Board will act as the Chief Executive Officer temporarily, until the Chief Executive Officer returns, or is replaced by a resolution of the Board of Directors.

Section 3. The ~~board~~Board of ~~directors~~Directors may appoint such other ~~officers~~Officers and agents as it shall deem necessary who shall hold their offices for such terms and shall exercise such powers and perform such duties as shall be determined ~~from time to time by the board of directors~~from time to time by the Board of Directors. The Chief Executive Officer shall prepare and submit the written roles, responsibilities and authorities granted each appointed Officer for Board approval.

Section 4. The salaries of all ~~officers~~ Officers, and ~~agents~~Agents of the ~~corporation~~ Corporation designated by the Board, from time to time as deemed necessary, shall be fixed by the ~~board~~Board of ~~directors~~Directors.

Section 5. ~~The officers of the corporation shall hold office until their successors are chosen and qualify.~~ Any ~~officer~~Officer elected or appointed by the ~~board~~Board of ~~directors~~Directors may be removed at any time by the affirmative vote of~~.~~ a majority of the ~~board~~Board of ~~directors.~~Directors. Any vacancy occurring in any office of the ~~corporation~~Corporation shall be filled by the ~~board~~ Board of ~~directors~~Directors.

THE CHIEF EXECUTIVE OFFICER ~~AND (Added: by Board of Directors amendment dated August 21, 2013) THE PRESIDENT~~

Section 6. The ~~board~~Board of ~~directors~~Directors shall appoint the ~~chief executive officer of the corporation~~Chief Executive Officer, who is the President of the Corporation. Subject to the direction of the Board of Directors, the Chief Executive Officer, shall have authority in the general and active management of the business of the ~~corporation~~Corporation; and shall see that all orders and resolutions are carried into effect ~~(~~Added~~: by Board of Directors amendment dated August 21, 2013).~~ . The Chief Executive Officer is responsible for all day-to-day management decisions and for implementing the Corporation’s strategic and short term plans. The ~~president (shall be the chief executive officer~~Chief Executive Officer acts as a direct liaison between the Board and management of the Corporation and communicates to the Board on behalf of ~~the corporation,~~ Deleted~~: by Board of Directors amendment dated August 21, 2013) shall preside~~ management. The Chief Executive Officer and the Chairman also communicate on behalf of the Corporation to Shareholders, employees, government authorities, other stakeholders and the public. The Chief Executive Officer shall be at all meetings of the ~~shareholders, (and the board~~Shareholders, may be invited to attend meetings of ~~directors, shall have general and active management of the business of the corporation and shall see that all orders and resolutions of the board of directors are carried into effect.~~ Deleted~~: by Board of Directors amendment dated August 21, 2013) and in the absence or disability of the chief executive officer, perform the duties and exercise the powers of the chief executive officer~~the Board of Directors in a non-voting capacity and shall perform such other duties and have such other powers as the ~~board~~Board of ~~directors~~Directors may from time to time prescribe ~~(~~Added~~: by Board of Directors amendment dated August 21, 2013).~~ .

~~Section 7. The chief executive officer (~~Added~~: by Board of Directors amendment dated August 21, 2013) (He:~~ Deleted~~: by Board of Directors amendment dated August 21, 2013) shall execute bonds, mortgages and other contracts requiring a seal under the seal of the corporation, except where required or permitted by law to be otherwise signed and executed and except where the signing and execution thereof shall be expressly delegated by the board of directors to some other officer or agent of the corporation.~~

THE CHIEF OPERATING OFFICER

Section 7. The Chief Operating Officer reports to the Chief Executive Officer and is responsible for certain of the Corporation’s day-to-day operating activities, including expense, cost, and margin control; personnel selection and development; and monthly, quarterly, and annual financial goal management.

Section 8. The Chief Operating Officer may be designated by the Chief Executive Officer to assume his authority for brief periods in his absence.

THE VICE-PRESIDENTS

Section ~~8.~~ 9. The ~~vice-president~~Vice-President or, if there shall be more than one, the ~~vice-presidents~~Vice-Presidents in the order determined by the ~~board~~Board of ~~directors~~Directors, shall~~,~~ perform their respective duties as approved by the Board and in the absence ~~or disability~~ of the ~~president, perform the duties and exercise the powers of the president~~Chief Executive Officer and ~~shall~~Chief Operating Officer may, perform ~~such~~ other duties and ~~have such~~exercise other powers as the ~~board~~Board of ~~directors~~Directors may from time to time prescribe.

THE SECRETARY AND ASSISTANT SECRETARIES

Section ~~9~~10. The ~~secretary~~Secretary shall attend all meetings of the ~~board~~Board of ~~directors~~Directors and all meetings of the ~~shareholders~~Shareholders and record all the proceedings of the meetings of the ~~corporation~~Corporation and the ~~board~~Board of ~~directors~~Directors in a book to be kept for that purpose and shall perform like duties for the standing committees when required. He shall ~~give, or cause to be given,~~assist the Chairman in providing notice of all meetings of the ~~shareholders~~Shareholders and ~~special~~Special meetings of the ~~board~~Board of ~~directors~~Directors, and shall perform such other duties as may be prescribed by the ~~board~~Board of ~~directors or president~~Directors or Chief Executive Officer, under whose supervision he shall be. He/she shall have custody of the corporate seal ~~of the corporation and he, or an assistant secretary,~~and shall have authority to affix the same to any instrument requiring it and, when so affixed, it may be attested by his signature ~~or by the signature of such assistant secretary~~. The ~~board~~Board of ~~directors~~Directors may give general authority to any other ~~officer~~Officer to affix the seal of the ~~corporation~~Corporation and to attest the affixing by his signature.

Section ~~10~~11. The ~~assistant secretary~~Assistant Secretary or, if there be more than one, the ~~assistant secretaries~~Assistant Secretaries in the order determined by the ~~board~~Board of ~~directors~~Directors, shall, in the absence or disability of the ~~secretary~~Secretary, perform the duties and exercise the powers of the ~~secretary~~Secretary and shall perform such other duties and have such other powers as the ~~board~~Board of ~~directors~~Directors may from time to time prescribe.

THE ~~TREASURER~~CHIEF FINANCIAL OFFICER AND ASSISTANT TREASURERS

Section ~~11~~12. The ~~treasurer~~Treasurer shall be the Chief Financial Officer of the Corporation and shall have the custody of the corporate funds and securities and shall keep full and accurate ~~accounts~~account of receipts and disbursements in books belonging to the ~~corporation~~Corporation and shall deposit all moneys and other valuable effects in the name and to the credit of the ~~corporation~~Corporation in such depositories as may be designated by the ~~board~~Board of ~~directors~~Directors.

Section ~~12~~13. He shall disburse the funds of the ~~corporation~~Corporation as may be ordered by the ~~board~~Chief Executive Officer and/or the Board of ~~directors~~Directors, taking proper vouchers for such disbursements, and shall render to the ~~president~~Chief Executive Officer and the ~~board~~Board of ~~directors~~Directors at ~~its regular~~ meetings~~, or~~ when the ~~board~~Board of ~~directors~~Directors so requires, an account of all his transactions as treasurer and of the financial condition of the ~~corporation~~Corporation.

Section ~~13~~14. If required by the ~~board~~Board of ~~directors~~Directors, he shall give the ~~corporation~~Corporation a bond in such sum and with such surety or sureties as shall be satisfactory to the ~~board~~Board of ~~directors~~Directors for the faithful performance of the duties of his office and for the restoration to the ~~corporation. In~~ Corporation, in case of his death, resignation, retirement or removal from office, of all books, papers, vouchers, money and other property of whatever kind in his possession or under his control belonging to the ~~corporation~~Corporation.

Section ~~14.~~ 15. The ~~assistant treasurer~~Assistant Treasurer, or, if there shall be more than one, the ~~assistant treasurers~~Assistant Treasurers in the order determined by the ~~board~~Board of ~~directors~~Directors, shall, in the absence or disability of the ~~treasurer~~Chief Financial Officer, perform the duties and exercise the powers of the ~~treasurer~~Chief Financial Officer and shall perform such other duties and have such other powers as the ~~board~~Board of ~~directors~~Directors may from time to time prescribe.

ARTICLE ~~X~~

IX CERTIFICATES FOR SHARES

Section 1. The shares of the ~~corporation~~Corporation shall be represented either by certificates signed by the ~~chairman or vice- chairman~~Chairman of the ~~board~~Board or the ~~president~~Secretary or an Assistant Secretary or ~~vice-president and~~ the ~~secretary or an assistant secretary or the treasurer~~Chief Financial Officer or an ~~assistant treasurer~~Assistant Treasurer of the ~~corporation~~Corporation and ~~may~~shall be sealed with the seal of the ~~corporation~~Corporation or a facsimile thereof, or in uncertificated form through the Direct Registration System.

When the ~~corporation~~Corporation is authorized to issue shares of more than one class there shall be set forth upon the face or back of the certificate, or the certificate shall have a statement that the ~~corporation~~Corporation will furnish to any ~~shareholder~~Shareholder upon request and without charge, a full statement of the designation, relative rights, preferences, and limitations of the shares of each class authorized to be issued and, if the ~~corporation~~Corporation is authorized to issue any class of preferred shares in series, the designation, relative rights, preferences and limitations of each such series so far as the same have been fixed and the authority of the ~~board~~Board of ~~directors~~Directors to designate and fix the relative rights, preferences and limitations of other series.

Section 2. The signatures of the ~~officers~~Officers of the ~~corporation~~Corporation upon a certificate may be facsimiles if the certificate is countersigned by a transfer agent or registered by a registrar other than the ~~corporation~~Corporation itself or an employee of the ~~corporation.~~Corporation. In case any ~~officer~~Officer who has signed or whose facsimile signature has been placed upon a certificate shall have ceased to be such ~~officer~~Officer before such certificate is issued, it may be issued by the ~~corporation~~Corporation with the same effect as if he were such ~~officer~~Officer at the date of issue.

LOST CERTIFICATES

Section 3. The ~~board~~Board of ~~directors~~Directors may direct a new certificate to be issued in place of any certificate theretofore issued by the ~~corporation~~Corporation alleged to have been lost or destroyed. When authorizing such issue of a new certificate, the ~~board~~Board of ~~directors~~Directors, in its discretion and as a condition precedent to the issuance thereof, may prescribe such terms and conditions as it deems expedient, and may require such indemnities as it deems adequate, to protect the ~~corporation~~Corporation from any claim that may be made against it with respect to any such certificate alleged to have been lost or destroyed.

TRANSFERS OF SHARES

Section 4. (a) Subject to Paragraph (b) of this Section 4 of Article ~~X~~IX, upon surrender to the Corporation or the transfer agent of the Corporation of a certificate for shares duly endorsed or accompanied by proper evidence of succession, assignment or authority to transfer, it shall be the duty of the Corporation to issue a new certificate to the person entitled thereto, and to cancel the old certificate; every such transfer shall be entered on the transfer book of the Corporation.

(b) The Corporation shall be entitled to treat the holder of record of any share or shares as the holder in fact thereof and accordingly shall not be bound to recognize any equitable or other claim to or interest in such share on the part of any other person whether or not it shall have express or other notice thereof except as expressly provided by law.

(c) In the case of uncertificated transfer of shares, upon receipt of proper transfer instructions from the registered holder of the shares or by such person’s attorney lawfully constituted in writing, and compliance with appropriate procedures for transferring shares in uncertificated form, the transfer agent of the Corporation shall then effect the transfer of such shares in accordance with such instructions through the Direct Registration System.

(d) No transfer of shares shall be valid as against the Corporation for any purpose until it shall have been entered in the stock records of the Corporation by an entry showing from and to whom transferred.

FIXING RECORD DATE

Section 5. For the purpose of determining ~~shareholders~~Shareholders entitled to notice of or to vote at any meeting of ~~shareholders~~Shareholders or any adjournment thereof, or to express consent to or dissent from any proposal without a meeting, or for the purpose of determining ~~shareholders~~Shareholders entitled to receive payment of any dividend or the allotment of any rights, or for the purpose of any other action, the ~~board~~Board of ~~directors~~Directors may fix, in advance, a date as the record date for any such determination of ~~shareholders.~~Shareholders. Such date shall not be more than ~~fifty~~sixty nor less than ten days before the date of any meeting nor more than ~~fifty~~sixty days prior to any other action. When a determination of ~~shareholders~~Shareholders of record entitled to notice of or to vote at any meeting of ~~shareholders~~Shareholders has been made as provided in this section, such determination shall apply to any adjournment thereof, unless the ~~board~~Board fixes a new record date for the adjourned meeting.

REGISTERED SHAREHOLDERS

Section 6. The ~~corporation~~Corporation shall be entitled to recognize the exclusive right of a person registered on its books as the owner of shares to receive dividends, and to vote as such owner, and to hold liable for calls and assessments a person registered on its books as the owner of shares, and shall not be bound to recognize any equitable or other claim to or interest in such share of shares on the part of any other person, whether or not it shall have express or other notice thereof, except as otherwise provided by the laws of New York.

LIST OF SHAREHOLDERS

Section 7. A list of ~~shareholders~~Shareholders as of the record date, certified by the corporate ~~officer~~Officer responsible for its preparation or by a transfer agent, shall be ~~produced~~available at any meeting upon the request ~~thereat~~there at, or prior thereto, of any ~~shareholder.~~Shareholder in order to verify whether a given person(s) is a Shareholder. If the right to vote at any meeting is challenged, the inspectors of election, or person presiding ~~thereat~~there at, shall require such list of ~~shareholders~~Shareholders to be produced as evidence of the right of the persons challenged to vote at such meeting and all persons who appear from such list to be ~~shareholders entitled to vote thereat may vote at such meeting~~Shareholders entitled to vote there at may vote at such meeting. Shareholder lists maintained by the Corporation are confidential. Relevant portions of the shareholder lists may be shown to shareholders to address voting challenges by verifying that the names of particular shareholders entitled to vote appear thereon, but the shareholder list will only be provided to third parties if required by legal process or on a strict need to know basis for good cause shown and business purposes of the Corporation.

ARTICLE ~~XI~~X

GENERAL PROVISIONS

DIVIDENDS

Section ~~l.~~1. Subject to the provisions of the ~~certificate~~Certificate of ~~incorporation~~Incorporation relating thereto, if any, dividends may be declared by the ~~board~~Board of ~~directors~~Directors at any regular or special meeting, pursuant to law. Dividends may be paid in cash, in shares of the capital stock or in the ~~corporation~~’~~s~~Corporation’s bonds or its property, including the shares or bonds of other ~~corporations~~Corporations subject to any provisions of law and of the ~~certificate~~Certificate of ~~incorporation~~Incorporation.

Section 2. Before payment of any dividend, there may be set aside out of any funds of the ~~corporation~~Corporation available for dividends such sum or sums as the ~~directors~~Directors from time to time, in their absolute discretion, think proper as a reserve fund to meet contingencies, or for equalizing dividends, or for repairing or maintaining any property of the ~~corporation~~Corporation, or for such other purpose as the ~~directors~~Directors shall think conducive to the interest of the ~~corporation~~Corporation, and the ~~directors~~Directors may modify or abolish any such reserve in the manner in which it was created.

CHECKS

Section 3. All checks or demands for money and notes of the ~~corporation~~Corporation shall be signed by such ~~officer~~Officer or ~~officers~~Officers or such other person or persons as the ~~board~~Board of ~~directors~~Directors may from time to time designate.

FISCAL YEAR

Section 4. The fiscal year of the ~~corporation~~Corporation shall be fixed by resolution of the ~~board~~Board of ~~directors~~Directors.

SEAL

Section 5. The corporate seal shall have inscribed thereon the name of the ~~corporation~~Corporation, the year of its organization and the words ~~“~~“Corporate Seal, New York~~”.~~”. The seal may be used by causing it or a facsimile thereof to be impressed or affixed or in any manner reproduced.

ARTICLE ~~XII~~

XI AMENDMENTS

Section 1. These ~~by~~By-laws may be amended or repealed or new ~~by~~By-laws may be adopted at any regular or special meeting of ~~shareholders~~Shareholders at which a quorum is present or represented, by the vote of the holders of shares entitled to vote in the election of any ~~directors,~~ Directors, provided notice of the proposed alteration, amendment or repeal be contained in the notice of such meeting.

Section 2. The Board of Directors shall have power to make, adopt, alter, amend and repeal, from time to time, ~~by~~By-laws of the Corporation; provided, however, that the ~~shareholders~~Shareholders entitled to vote with respect thereto as in this Article ~~XII~~XI above-provided, may alter, amend or repeal ~~by~~By-laws made by the Board of Directors ~~except that the~~. The Board of Directors, however, shall have no power to change the quorum for meetings of ~~shareholders~~ Shareholders or of the Board of Directors, or to change any provisions of the ~~by~~By-laws with respect to the removal of ~~directors~~ Directors or the filling of vacancies in the Board resulting from the removal by the ~~shareholders~~Shareholders. If any by-law regulating an impending election of ~~directors~~Directors is adopted, amended or repealed by the Board of Directors, there shall be set forth in the notice of the next meeting of ~~shareholders~~Shareholders for the election of ~~directors~~Directors, the by-law so adopted, amended or repealed, together with a concise statement of the changes made.

ARTICLE ~~XIII~~

~~MISCELLANEOUS~~

~~ENGINEERING ACTIVITIES IN THE~~

~~STATE OF WASHINGTON~~

~~Section 1. All engineering decisions pertaining to any project or engineering activities by the corporation in the State of Washington shall be made by GERALD A. STROBEL, or by other responsible engineers under his direction or supervision.~~

~~ARTICLE XIV~~

XII INDEMNIFICATION~~*~~

Section 1. Indemnification. The Corporation shall indemnify to the fullest extent now or hereafter provided for or permitted by the New York Business Corporation Law, or any successor statute, each person (as hereinafter described) involved in, or made or threatened to be made a party to, any action, suit, claim or proceeding, arbitration, alternative dispute resolution mechanism, investigation, administrative or legislative hearing or any other actual, threatened, pending or completed proceeding, whether civil or criminal, or whether formal or informal, and including an action by or in the right of any other ~~corporation~~Corporation of any type or kind, domestic or foreign, or any partnership, joint venture, trust, employee benefit plan or other enterprise, whether profit or non-profit, in which the Corporation has an interest (the “”Related Enterprise”~~),~~”), and including appeals therein, which any such person of the Corporation served in any capacity at the request of the Corporation, by reason of the fact that such person, such person’s testator or intestate: (i) is or was a ~~director~~Director or ~~officer~~Officer of the Corporation~~,~~; or (ii) while serving as a ~~director~~Director or ~~officer~~Officer of the Corporation, is or was serving, at the request of the Corporation, at any Related Enterprise, in any capacity against any and all judgments, fines, penalties, amounts paid in settlement, and expenses, including attorneys’ fees, actually and reasonably incurred as a result of or in connection with any such proceeding, or any appeal therein. Written notice of any such proceeding described above for~~.~~ which indemnification may be sought by any person shall be given to the Corporation as soon as practicable.

Section 2. Extent of Rights. The rights to indemnification and advancement of expenses granted by or pursuant to this Article ~~XIV~~XI: (i) shall continue to exist after the repeal or modification of this Article ~~XIV~~XI with respect to events occurring prior thereto; and (ii) shall continue as to a person who has ceased to be a ~~director~~Director or ~~officer~~Officer and shall inure to the benefit of the estate, spouse, heirs, executors, administrators or assigns of such person.

~~*Article XIV Indemnification, Adopted by Board of Directors: October 15, 2009 and approved by the shareholders on January 21, 2010.~~

~~REVISED AS OF FEBRUARY 13, 1986~~

~~APPROVED BY THE BOARD OF DIRECTORS ON JULY 30, 1986~~

~~APPROVED BY THE SHAREHOLDERS NOVEMBER 1986, EXCEPT AS NOTED ABOVE.~~

ARTICLE XIII MISCELLANEOUS

Section 1. ENGINEERING ACTIVITIES IN THE STATE OF ALASKA. In order to comply with AS Sec.08.48.241, the Corporation is maintaining a currently registered Alaska Civil Engineer, David Paul Albers, who has been designated by the Board of Directors to be in responsible charge of all civil engineering performed by the Corporation in the State of Alaska. As the engineer in charge, David Paul Albers shall have full authority with regard to professional engineering decisions and engineering projects conducted by the Corporation in the State of Alaska, and shall have responsibility for engineering decisions made by other Alaska registered engineers under his direction of supervision.

Section 2. Precedence of the Certificate of Incorporation as Restated. To the extent there is any inconsistency between these By-laws and the Corporation’s Restated Certificate of Incorporation dated February 23, 1996, then said Restated Certificate of Incorporation shall be controlling.

APPENDIX B

AMENDMENT TO RESTATED

CERTIFICATE OF INCORPORATION

OF

ECOLOGY AND ENVIRONMENT, INC.

The Certificate of Incorporation of the Corporation is hereby amended by adding an additional paragraph (J) to Article FOURTH (d) (3), which will read as follows:

“(J) The vote required for the election of Class A Directors and Class B Directors by the shareholders of Class A Shares and Class B Shares, respectively, shall be the affirmative vote of a “majority of votes cast” (as defined herein) for each, unless the election is contested, in which case said Directors shall be elected by a plurality of votes cast by the respective class of shareholders. An election shall be contested if, as of the record date (or such later date as may be determined by the Board of Directors based on events occurring after the record date, but in no event later than the date the Corporation files its definitive proxy statement with the Securities and Exchange Commission), the number of nominees exceeds the number of directors to be elected. A “majority of votes cast” means that the number of shares voted “for” a director exceeds the number of votes “withheld” or cast “against” that director. Abstentions and broker non-votes shall not constitute votes cast or votes withheld.”

ANNUAL MEETING OF SHAREHOLDERS OF

ECOLOGY AND ENVIRONMENT, INC.

February 25, 2016

GO GREEN

e-Consent makes it easy to go paperless. With e-Consent, you can quickly access your proxy material, statements and other eligible documents online, while reducing costs, clutter and paper waste. Enroll today via www.amstock.com to enjoy online access.

NOTICE OF INTERNET AVAILABILITY OF PROXY MATERIAL:

The Notice of Meeting, proxy statement and proxy card

are available at http://www.ecologyandenvironmentinc.com/proxy

Please sign, date and mail

your proxy card in the

envelope provided as soon

as possible.

i   Please detach along perforated line and mail in the envelope provided. i

¢ 20230000000000000000 0	011515

PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE  ☒

						FOR	AGAINST	ABSTAIN
1. ELECTION OF CLASS A DIRECTORS:				2.	The approval of the amendment and restatement to the Company’s amended By Laws.	☐	☐	☐

		NOMINEES:		3.	The approval of the amendment to the Company’s Restated Certificate of Incorporation.	☐	☐	☐

☐	FOR ALL NOMINEES	O Michael R. Cellino, M.D. O Michael S. Betrus		4.	The approval of the compensation of the Named Executive Officers.	☐	☐	☐

☐	WITHHOLD AUTHORITY FOR ALL NOMINEES			5.	In their discretion, the proxies are hereby authorized to vote on such other matters as may properly come before the meeting.
☐	FOR ALL EXCEPT (See instructions below)

The undersigned acknowledges receipt from the Company before the execution of this proxy of the Notice of Annual Meeting of Shareholders, a Proxy Statement for the Annual Meeting of Shareholders and the 2015 Annual Report to Shareholders.

This proxy, when properly executed, will be voted in the manner directed herein by the undersigned shareholder. If no direction is made, this proxy will be voted FOR Proposal 1, FOR Proposal 2, FOR Proposal 3 and FOR Proposal 4.

INSTRUCTIONS: To withhold authority to vote for any individual nominee(s), mark “FOR ALL EXCEPT” and fill in the circle next to each nominee you wish to withhold, as shown here: ●				PLEASE MARK, DATE, SIGN AND RETURN THE PROXY CARD PROMPTLY, USING THE ENCLOSED ENVELOPE.

To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method.

			☐

Signature of Shareholder	Date:	Signature of Shareholder	Date:

¢

Note: Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

¢

0                        ¢

CLASS A COMMON STOCK

PROXY FOR ANNUAL MEETING OF SHAREHOLDERS

ECOLOGY AND ENVIRONMENT, INC.

368 Pleasant View Drive

Lancaster, New York 14086

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby appoints Frank B. Silvestro and Ronald L. Frank as Proxies, each with the power to appoint his substitute, and hereby authorizes either of them to represent and to vote, as designated on the reverse side, all the shares of Class A Common Stock of Ecology and Environment, Inc. (the “Company”) held of record by either of the undersigned on January 14, 2016 at the Annual Meeting of Shareholders to be held on February 25, 2016, or any adjournments thereof.

(Continued and to be signed on the reverse side)

¢	14475 ¢

ANNUAL MEETING OF SHAREHOLDERS OF

ECOLOGY AND ENVIRONMENT, INC.

February 25, 2016

GO GREEN

e-Consent makes it easy to go paperless. With e-Consent, you can quickly access your proxy material, statements and other eligible documents online, while reducing costs, clutter and paper waste. Enroll today via www.amstock.com to enjoy online access.

NOTICE OF INTERNET AVAILABILITY OF PROXY MATERIAL:

The Notice of Meeting, proxy statement and proxy card

are available at http://www.ecologyandenvironmentinc.com/proxy

Please sign, date and mail

your proxy card in the

envelope provided as soon

as possible.

i   Please detach along perforated line and mail in the envelope provided. i

¢ 20530000000000000000 7	011515

PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE  ☒

						FOR	AGAINST	ABSTAIN
1. ELECTION OF CLASS B DIRECTORS				2.	The approval of the amendment and restatement to the Company’s amended By Laws.	☐	☐	☐

				3.	The approval of the amendment to the Company’s Restated Certificate of Incorporation.	☐	☐	☐
		NOMINEES:
☐	FOR ALL NOMINEES	O Frank B. Silvestro		4.	The approval of the compensation of the Named Executive Officers.	☐	☐	☐
		O Gerald A. Strobel
☐	WITHHOLD AUTHORITY FOR ALL NOMINEES	O Ronald L. Frank O Gerard A. Gallagher, Jr. O Michael C. Gross		5.	In their discretion, the proxies are hereby authorized to vote on such other matters as may properly come before the meeting.
☐	FOR ALL EXCEPT (See instructions below)

The undersigned acknowledges receipt from the Company before the execution of this proxy of the Notice of Annual Meeting of Shareholders, a Proxy Statement for the Annual Meeting of Shareholders and the 2015 Annual Report to Shareholders.

This proxy, when properly executed, will be voted in the manner directed herein by the undersigned shareholder. If no direction is made, this proxy will be voted FOR Proposal 1, FOR Proposal 2, FOR Proposal 3 and FOR Proposal 4.

INSTRUCTIONS: To withhold authority to vote for any individual nominee(s), mark “FOR ALL EXCEPT” and fill in the circle next to each nominee you wish to withhold, as shown here: ●				PLEASE MARK, DATE, SIGN AND RETURN THE PROXY CARD PROMPTLY, USING THE ENCLOSED ENVELOPE.

To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method.

			☐

Signature of Shareholder	Date:	Signature of Shareholder	Date:

¢

Note: Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

¢

	0	¢

	CLASS B COMMON STOCK

PROXY FOR ANNUAL MEETING OF SHAREHOLDERS

ECOLOGY AND ENVIRONMENT, INC.

368 Pleasant View Drive

Lancaster, New York 14086

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby appoints Frank B. Silvestro and Ronald L. Frank as Proxies, each with the power to appoint his substitute, and hereby authorizes either of them to represent and to vote, as designated on the reverse side, all the shares of Class B Common Stock of Ecology and Environment, Inc. held of record by either of the undersigned on January 14, 2016, at the Annual Meeting of Shareholders to be held on February 25, 2016, or any adjournments thereof.

(Continued and to be signed on the reverse side)

¢	14475	¢

ANNUAL MEETING OF SHAREHOLDERS OF

ECOLOGY AND ENVIRONMENT, INC.

February 25, 2016

401(k)

GO GREEN

e-Consent makes it easy to go paperless. With e-Consent, you can quickly access your proxy material, statements and other eligible documents online, while reducing costs, clutter and paper waste. Enroll today via www.amstock.com to enjoy online access.

NOTICE OF INTERNET AVAILABILITY OF PROXY MATERIAL:

The Notice of Meeting, proxy statement and proxy card

are available at http://www.ecologyandenvironmentinc.com/proxy

Please sign, date and mail

your proxy card in the

envelope provided as soon

as possible.

i   Please detach along perforated line and mail in the envelope provided.  i

¢ 20230000000000000000 0	011515

PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE  ☒

						FOR	AGAINST	ABSTAIN
1. ELECTION OF CLASS A DIRECTORS:				2.	The approval of the amendment and restatement to the Company’s amended By Laws.	☐	☐	☐

				3.	The approval of the amendment to the Company’s Restated Certificate of Incorporation.	☐	☐	☐
		NOMINEES:
☐	FOR ALL NOMINEES	O Michael R. Cellino, M.D. O Michael S. Betrus		4.	The approval of the compensation of the Named Executive Officers.	☐	☐	☐

☐	WITHHOLD AUTHORITY FOR ALL NOMINEES			5.	In their discretion, the proxies are hereby authorized to vote on such other matters as may properly come before the meeting.
☐	FOR ALL EXCEPT (See instructions below)

The undersigned acknowledges receipt from the Company before the execution of this proxy of the Notice of Annual Meeting of Shareholders, a Proxy Statement for the Annual Meeting of Shareholders and the 2015 Annual Report to Shareholders.

This proxy, when properly executed, will be voted in the manner directed herein by the undersigned shareholder. If no direction is made, this proxy will be voted FOR Proposal 1, FOR Proposal 2, FOR Proposal 3 and FOR Proposal 4.

INSTRUCTIONS: To withhold authority to vote for any individual nominee(s), mark “FOR ALL EXCEPT” and fill in the circle next to each nominee you wish to withhold, as shown here: ●				PLEASE MARK, DATE, SIGN AND RETURN THE PROXY CARD PROMPTLY, USING THE ENCLOSED ENVELOPE.

To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method.

			☐

Signature of Shareholder	Date:	Signature of Shareholder	Date:

¢

Note: Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

¢

0                        ¢

CLASS A COMMON STOCK - 401(k)

PROXY FOR ANNUAL MEETING OF SHAREHOLDERS

ECOLOGY AND ENVIRONMENT, INC.

368 Pleasant View Drive

Lancaster, New York 14086

THIS PROXY INSTRUCTION IS REQUESTED BY PUTNAM FIDUCIARY TRUST COMPANY IN CONJUNCTION WITH A PROXY SOLICITATION BY THE BOARD OF DIRECTORS OF ECOLOGY AND ENVIRONMENT, INC.

The undersigned hereby instructs Putnam Fiduciary Trust Company, as Trustee*, to vote, as designated hereon, all the shares of Class A Common Stock of Ecology and Environment, Inc. (the “Company”) which the undersigned would be entitled to vote at the Annual Meeting of Shareholders to be held on February 25, 2016, or any adjournments thereof.

*AMERICAN STOCK TRANSFER AND TRUST COMPANY WILL TALLY THE VOTES.

Putnam Fiduciary Trust Company will vote the shares represented by this Voting Instruction Form if it is properly completed, signed, and received by Putnam Fiduciary Trust Company before 5:00 p.m. EST on February 24, 2016. Please note that if this Voting Instruction Form is not properly completed and signed, or it is not received by Putnam Fiduciary Trust Company, as indicated above, the shares allocated to the participant’s account will not be voted. If the Voting Instruction Form is signed, but no direction is given, the shares will be voted FOR Proposal 1 and FOR Proposal 2.

(Continued and to be signed on the reverse side)

¢	14475 ¢